Exhibit 10.19

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

AMENDED AND RESTATED

V2500®

GENERAL TERMS OF SALE

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

AND

ATLANTIC AIRCRAFT HOLDINGS LIMITED

INDEX

Commencement

Recitals

CLAUSE 1	DEFINITIONS		5

CLAUSE 2	SALE OF PURCHASED ITEMS		7

	2.1	Intent
	2.2	Agreement to Place Orders	7
	2.3	Type Approval and Changes in Specification	8
	2.4	Inspection and Acceptance	9
	2.5	Delivery, Shipping, Title and Risk of Loss or Damage	9
	2.6	Price	10
	2.7	Payment	10

CLAUSE 3	SPARE PARTS PROVISIONS		11

	3.1	Intent and Term	11
	3.2	ATA Standards	12
	3.3	Initial Provisioning	12
	3.4	Change in Initial Provisioning Data	12
	3.5	Discontinuance of Initial Provisioning Data - Use of Procurement Data	13
	3.6	Stocking of Spare Parts by IAE	13
	3.7	Lead Times	13
	3.8	Ordering Procedure	14
	3.9	Modifications to Spare Parts	14
	3.10	Inspection	15
	3.11	Delivery and Packing	15
	3.12	Prices	16
	3.13	Payment	16
	3.14	Purchase by AAH from Others	17
	3.15	Special Tools, Ground Equipment and Consumable Stores	18
	3.16	Conflict	18

CLAUSE 4	WARRANTIES, GUARANTEES AND LIABILITIES		19

CLAUSE 5	PRODUCT SUPPORT		21

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

CLAUSE 6	MISCELLANEOUS

	6.1	Delay in Delivery	21
	6.2	Patents	23
	6.3	Credit Reimbursement	24
	6.4	Non-Disclosure and Non-Use	24
	6.5	Taxes	25
	6.6	Amendment	25
	6.7	Assignment	26
	6.8	Exhibits	26
	6.9	Headings	26
	6.10	Law	26
	6.11	Notices	27
	6.12	Exclusion of Other Provisions and Previous Understandings	27
	6.13	Termination
	6.14	Severability & Partial Invalidity	28
	6.15	Counterparts	28
	6.16	Right of Setoff	28
	6.17	Conditions Precedent	29
	6.18	Termination Events	29

EXHIBIT A	CONTRACT SPECIFICATION		32

EXHIBIT B	SCHEDULES		51

	EXHIBIT B1 AIRCRAFT DELIVERY SCHEDULE		51
	EXHIBIT B2 SPARE ENGINE DELIVERY SCHEDULE		52
	EXHIBIT B3 ESCALATION FORMULA		53

EXHIBIT C	PRODUCT SUPPORT PLAN		56

EXHIBIT D	WARRANTIES, GUARANTEES AND PLANS		80

	D-1	ENGINE AND PARTS SERVICE POLICY	81
	D-2	NACELLE AND PARTS SERVICE POLICY	85
	D-3	NON-INSTALLATION ITEMS WARRANTY	87
	D-4	V2500 RELIABILITY GUARANTEE	89
	D-5	V2500 DELAY AND CANCELLATION GUARANTEE	93
	D-6	V2500 INFLIGHT SHUTDOWN GUARANTEE	98
	D-7	V2500 FUEL CONSUMPTION RETENTION GUARANTEE	102
	D-8	V2500 EXHAUST GAS TEMPERATURE GUARANTEE	107
	D-9	[*]	111
	D-10	[*]	112
	D-11	V2500 FIRST RUN RELIABILITY GUARANTEE	113
	D-12	V2500 REMOTE SITE REMOVAL GUARANTEE	114
	D-13	[*]	118

EXHIBIT E4

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

THIS AMENDED AND RESTATED CONTRACT is made this 18 day of December 2008

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG	a joint stock company organized and existing under the laws of Switzerland, with a place of business at 400 Main Street, M/S 121-10, East Hartford, Connecticut 06108, USA, (hereinafter called “IAE”) and

ATLANTIC AIRCRAFT HOLDINGS LIMITED	a corporation organized and existing under the laws of The
Bahamas, whose principal place of business is at King & George
Streets, Nassau, Bahamas, its successors and permitted assigns
(hereinafter called “AAH”)

WHEREAS:

A.	As of the date hereof, AAH has acquired or has firmly ordered an aggregate of [*] aircraft and has options to purchase an additional [*] aircraft, all powered or to be powered by Engines, and

B.	IAE and AAH entered into that certain agreement with respect to V2500 General Terms of Sale on April 23rd 1999 (the “Original Contract”), and

C.	IAE and AAH entered into the Omnibus Amendment on March 31st 2005 (the “Omnibus Amendment”), and

D.	IAE and AAH entered into Side Letter No. 5 to the Original Contract on January 8th 2008 (the “Side Letter”), and

E.	IAE and AAH entered into a Letter Agreement, referenced Support for Firmed-up AAH Option Aircraft, on October 13th 2008 (the “Letter Agreement”), and

F.	IAE and AAH hereby agree to amend the terms of the Original Contract and to restate the Original Contract in its entirety to incorporate the provisions of the Omnibus Amendment and the Side Letter, and the Letter Agreement, and

G.	IAE is prepared to supply to AAH V2500 engines, modules, spare parts, special tools, ground equipment, product support services and consumable stores for the support and operation of the Engines.

(The term, “Contract” as used hereinafter shall mean this Amended and Restated Contract together with all exhibits thereto and all letter agreements, whether currently existing or hereafter entered into, that by their terms constitute part of this Contract, and as this Contract may be amended, modified or supplemented from time to time.)

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

NOW THEREFORE THE PARTIES AGREE TO AMEND AND RESTATE THE ORIGINAL CONTRACT AS FOLLWS:-

CLAUSE 1 DEFINITIONS

In this Contract unless the context otherwise requires:-

1.1	“Aircraft” shall mean the [*] new Airbus A320 family aircraft powered by new Engines firmly ordered by AAH pursuant to the Aircraft Agreement (including [*] A320 family aircraft already delivered by the Aircraft Manufacturer as of the date of the Contract) (the “Firm Aircraft”), and, if converted into firmly ordered aircraft pursuant to the Airbus Agreement, (i) up to [*] additional new Airbus A320 family aircraft powered by new Engines for which AAH has been granted certain purchase rights by the Aircraft Manufacturer pursuant to the Aircraft Agreement (“Rolling Option Aircraft”).

1.1A	“Aircraft Agreement” shall mean the A320 Family Purchase Agreement dated March 19, 1998 between AAH and the Aircraft Manufacturer (together with all exhibits thereto and all letter agreements currently existing or hereafter entered into that by their terms constitute part of such agreement, and as such agreement may be amended, modified or supplemented from time to time).

1.2	“Aircraft Manufacturer” shall mean Airbus SAS (formerly known as Airbus Industrie GIE), a limited liability company organized under the laws of France, and any successor thereto.”

1.3	“Basic Contract Price” shall mean the basic price of each of the Spare Engines as specified in Exhibit B-2 to this Contract.

1.4	“Certification Authority” shall mean the regulatory authority referred to in Exhibits A-1, A-2, A-3, A-4 and A-5 to this Contract responsible for the type certification of the Engines.”

1.5	“Engine(s)” shall mean the IAE V2500 aero engines described in Exhibits A-1, A-2, A-3, A-4 and A-5 to this Contract.”

1.6	“Fleet Hour Agreement” or “FHA” shall mean the Amended and Restated Fleet Hour Agreement dated November , 2008 between AAH and IAE (together with all exhibits thereto and all letter agreements currently existing or hereafter entered into that by their terms constitute part of such agreement, and as such agreement may be amended, modified or supplemented from time to time).”

1.7	“Grupo Taca Airline(s)” [*]

1.8	“IAE Financing Agreement” shall mean the Financing Letter Agreement No. 1 dated April 23rd, 1999 between AAH and IAE (together with all exhibits thereto and all letter agreements currently existing or hereafter entered into that by their terms constitute part of such financing letter agreement, and as such financing letter agreement may be amended, modified or supplemented from time to time).

1.9	“Initial Provisioning” shall mean the establishment by AAH of an initial stock Spare Parts.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

1.10	“Initial Provisioning Data” shall mean information supplied by IAE to AAH for Initial Provisioning purposes.

1.11	“Initial Provisioning Orders” shall mean orders for Spare Parts for Initial Provisioning purposes.

1.12	“Installation Items” shall mean Engines described in the Specification, modules, accessories, exhaust systems, nacelles and all ancillary equipment therefor which are being supplied pursuant to this Contract for installation on the Aircraft.

1.13	“Lead Time” shall mean the period specified in the Spare Parts Catalog which represents the minimum time required between acceptance by IAE of an order by AAH for Supplies and commencement of delivery of such Supplies.

1.14	“LIBOR” shall mean the average (rounded upward, if necessary, to the nearest 1/16 of 1%) of the offered rates for six-month deposits in United States dollars which appear on Reuters Screen LIBO Page, provided, that if no such rates appear (or in the event of manifest error in the rates appearing on the Reuters Screen LIBO Page) then the average (rounded upward, if necessary to the nearest 1/16 of 1%) of the offered rates for six-month deposits in United States dollars quoed by the principal London offices of three (3) major international commercial banks chosen by IAE in an amount that is representative for a single transaction in the London interbank market at the time.

1.15	“Non-Installation Items” shall mean jigs, tools, handling and transportation equipment and all equipment whatsoever to be supplied pursuant to this Contract for use with the Installation Items and not for installation on the Aircraft.

1.16	“Other Supplies” shall mean special tools, ground equipment and consumable stores (e.g., oils, greases, dyes and penetrates).

1.17	“Procurement Data” shall mean information supplied by IAE to AAH about Spare Parts required to replenish the initial stock.

1.18	“Reuters Screen LIBO Page” shall mean the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on the service for the purpose of displaying London interbank offered rates of major banks).

1.19	“Service Bulletins” shall mean those service bulletins containing advice and instructions issued by IAE to AAH from time to time in respect of Engines.

1.20	“Spare Engines” shall mean spare V2500 Engines.

1.21	“Spare Parts” shall mean spare parts for Engines excluding the items listed in the Specification as being items of supply by AAH.

1.22	“Spare Parts Catalog” shall mean the catalog published by IAE from time to time providing a description, Lead Time and price for Spare Parts, tools and Vendor Parts available for purchase from IAE.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

1.23	“Specification” shall mean IAE Engine Specification Nos. IAE S24 A5/1, S27A5/1, S27E A5/1, S33 A5/1 and S27M A5/2, which form Exhibits A-1, A-2, A-3, A-4 and A-5, respectively, to this Contract.”

1.24	“Supplies” shall mean Installation Items, Non-Installation Items, Spare Parts and any other goods or services supplied pursuant to this Contract.

1.25	“Vendor Parts” shall mean Spare Parts described in Initial Provisioning Data or Procurement Data which are not manufactured pursuant to the detailed design and direction of IAE.

CLAUSE 2		SALE OF PURCHASED ITEMS

2.1	Reserved.

2.2	Agreement to Purchase

	2.2.1	AAH represents and warrants to IAE that (i) AAH and the Aircraft Manufacturer have entered into the Aircraft Agreement, (ii) the Aircraft Agreement covers all of the Firm Aircraft and the Rolling Option Aircraft, and , (iii) the remaining [*] Firm Aircraft are scheduled for delivery in accordance with the schedule set forth on Exhibit B-1 to this Contract, and (iv) the dates by which AAH must exercise its rights to convert into firmly ordered aircraft the Rolling Option Aircraft are set forth on Exhibit B-1 to this Contract.

	2.2.2	AAH hereby places a firm and unconditional order with IAE for the purchase of fifteen (15) new V2500 Spare Engines (including ten (10) Spare Engines which already have been purchased as of the date of the Contract), for delivery according to the schedule set forth in Exhibit B-2 to this Contract.

	2.2.3	AAH agrees to place a firm and unconditional order with IAE for the purchase of sufficient quantities and appropriate thrust ratings of Spare Engines such that a Spare Engine to Installed Engine ratio of a minimum of eight percent (8%) is maintained across the Grupo TACA Airlines fleet.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

2.3	Type Approval and Changes in Specification

	2.3.1	Spare Engines will be manufactured to the standards set forth in the Specification. Furthermore, there will be no differences between the Specifications in the Spare Engines and Engines installed on the Aircraft which result in a material difference in operation or performance of Spare Engines and Engines installed on the Aircraft. After the date of this Contract, but subject to the terms and conditions hereof, Spare Engines may be varied from the standards set forth in the Specification and other IAE manufacturing specifications from time to time by Change Orders in writing which shall set forth in detail:

		2.3.1.1	The changes to be made in the Spare Engines; and

		2.3.1.2	The effect (if any) of such changes on the Specification (including but not limited to performance and weight), on interchangeability of the Spare Engines in the airframe, on prices and on dates of delivery of the Spare Engines.

Change Orders shall not be binding on either party until signed by IAE and AAH but upon being so signed shall constitute amendments to this Contract.

	2.3.2	Subject to the provisions of Clause 2.3.1 above, IAE may make any changes in the Spare Engines which do not adversely affect the Specification, (including but not limited to performance and weight), interchangeability of the Spare Engines on any Aircraft, prices or dates of delivery of the Spare Engines. In the case of such permitted changes, a Change Order shall not be required.

	2.3.3	At the time of delivery of the Spare Engines there is to be in existence a Type Approval Certificate for the Spare Engines in accordance with the provisions of the Specification, as modified pursuant to Clause 2.3.1 and Clause 2.3.2 above.

	2.3.4	The Specification has been drawn with a view to the requirements of the Certification Authority and the official interpretations of such requirements in existence at the date of this Contract (such requirements and interpretations being hereinafter referred to as “Current Rules”). Except as otherwise provided in Clause 2.3.2 above, IAE and AAH agree that they will execute an appropriate Change Order in respect of any change required to the Spare Engines to enable such Spare Engines to conform to the requirements of the Certification Authority and the official interpretations of such requirements in force at the date of delivery of such Spare Engines.

	2.3.5	The price of any Change Order shall be paid:

		2.3.5.1	in the case of changes required to conform to the Current Rules or to enable the Spare Engines to conform to the requirements of this Contract - by IAE; and

		2.3.5.2	in any other case - by AAH.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

2.4	Inspection and Acceptance

	2.4.1	Conformance of Spare Engines to the Specification will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. An Export Certificate of Airworthiness or a Certificate of Conformity (as the case may be) will be issued and signed by personnel authorized for such purposes.

	2.4.2	Upon delivery pursuant to Clause 2.5.1 below and the issue of an Export Certificate of Airworthiness or a Certificate of Conformity pursuant to Clause 2.4.1 above and a duly executed Bill of Sale, AAH shall be deemed to have accepted the Spare Engines and that the Spare Engines conform to the Specification. AAH’s acceptance will in no way prejudice AAH’s warranty and support rights under this Contract and the Fleet Hour Agreement. IAE shall, upon written request from AAH and subject to the permission of the appropriate governmental authorities, as applicable, arrange for AAH to have reasonable access to the appropriate premises in order to examine the Spare Engines prior to the issue of conformance documentation and to witness Engine acceptance tests.

	2.4.3	If AAH is unable to accept, refuses without reasonable cause or otherwise materially hinders delivery, or if IAE at AAH’s written request agrees to delay delivery, of any of the Spare Engines for more than thirty (30) days from the scheduled date of delivery, unless otherwise mutually agreed, AAH shall nevertheless pay or cause IAE to be paid therefor as if, for the purposes of payment and transfer of title only, the Spare Engines had been delivered.

	2.4.4	In any of the cases specified in Clause 2.4.3 above, AAH shall also pay to IAE such reasonable sums as IAE shall incur or reasonably allocate in respect of storage, maintenance and insurance of those Spare Engines. If IAE purchases insurance and title has transferred, AAH shall be named loss payee in such insurance policy.

	2.4.5	If IAE is unable to deliver a Spare Engine in accordance with the terms hereof, or if AAH refuses for reasonable cause to take delivery of any Spare Engine, Clauses 2.4.3 and 2.4.4 shall not apply.

2.5	Delivery, Shipping, Title and Risk of Loss or Damage

	2.5.1	IAE will deliver Spare Engines, at its option, either Ex-Works (INCOTERMS 2000) Connecticut, United States of America, or Ex-Works (INCOTERMS 2000) Derby, England, in accordance with the delivery schedule set out in Exhibit B-2 to this Contract. IAE will make reasonable efforts to deliver AAH’s Spare Engines Ex-Works Connecticut, United States of America, taking into consideration production schedules and other relevant and material factors.

	2.5.2	Upon such delivery, title to and risk of loss of or damage to the Spare Engines shall pass to AAH.

	2.5.3	AAH will notify IAE at least [*] before the scheduled time for delivery of the Spare Engines of its instructions as to the marking and shipping of the Spare Engines.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

2.6	Price

The Purchase Price for each of the Spare Engines shall be the Basic Contract Price, amended pursuant to Clause 2.3.5.2 above, and escalated in accordance with the escalation formula contained in Exhibit B-3 to this Contract.

2.7	Payment

	2.7.1	AAH will make payment in United States Dollars as follows:

		2.7.1.1	Reserved.

		2.7.1.2	[*] months before the scheduled delivery of each of the Spare Engines, AAH shall pay to IAE a non-refundable deposit of [*] percent ([*]%) of the Estimated Purchase Price of such Spare Engine.

		2.7.1.3	[*] months before the scheduled delivery of each of the Spare Engines, AAH shall pay to IAE a further non-refundable deposit of [*] percent ([*]%) of the Estimated Purchase Price of such Spare Engine.

		2.7.1.4	Immediately prior to the delivery of each of the Spare Engines, AAH shall pay to IAE the balance of the Purchase Price of such Spare Engine.

	2.7.2	IAE shall have the right to require AAH to make additional deposits in respect of price changes arising from the provisions of Clause 2.3 above on a similar basis to that specified in Clause 2.7.l above if the change is requested by AAH.

	2.7.3	AAH undertakes that IAE shall receive the full amount of payments falling due under this Clause 2.7, without any withholding or deduction whatsoever. Notwithstanding the foregoing, AAH may withhold or deduct a sum required by a valid judicial order. In such case, AAH shall advise IAE as soon as practicable of the need to withhold or deduct, and AAH shall cooperate with IAE to remediate the situation.

	2.7.4	All payments under this Clause 2.7 shall be made by cable or telegraphic transfer and shall be deposited not later than the due date of payment with:

Bank of America
1185 Avenue of the Americas
New York, NY 10038-4924
Account No.: 385002859903
ABA No.: 026009593
SWIFT Code: BOFAUS3N
CHIPS No: 0959

or as otherwise notified from time to time by IAE.

	2.7.5	For the purpose of this Clause 2.7 “payment” shall only be deemed to have been made to the extent cleared or good value funds are received in the numbered IAE bank account specified in Clause 2.7.4 above.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

2.7.6	If AAH fails to make any payment for any Spare Engines on or before the date when such payment is due, then, without prejudice to any of IAE’s other rights, IAE will (a) be entitled to charge interest on the overdue amount, at the rate of
[*] percent ([*]%) per month, from the date such payment was due to the date such payment is made and (b) have the right
(but not the obligation) to suspend work on the manufacture of such Spare Engines pending the remedy of such failure and to reschedule the date of delivery of such Spare Engines following the cure of such failure.

2.7.7	For the purpose of this Clause 2.7, the “Estimated Purchase Price” of any of the Spare Engines shall be calculated in accordance with the following formula.

[*]

where:

P is the Estimated Purchase Price
B is the applicable Basic Contract Price
N is the year of scheduled delivery minus the year for which the Basic Contract Price is defined.

2.7.8	Those payments referred to in Clause 2.7.1 above as “non-refundable” shall be refunded to AAH in the event AAH validly exercises its right to cancel the order for the Spare Engine pursuant to Clause 6.1.5 hereunder.

CLAUSE 3 SPARE PARTS PROVISIONS

3.1	Intent and Term

	3.1.1	For as long as AAH owns and operates one or more Aircraft in regular commercial service and is not in material breach of any of its obligations to IAE under the Contract, IAE shall provide that reasonably adequate supplies of Spare Parts are available for sale to AAH under this Contract. In consideration thereof, IAE shall sell to AAH and, except as hereinafter provided, AAH shall buy from IAE, AAH’s requirements of the following Spare Parts:

		3.1.1.1	All Spare Parts manufactured pursuant to the detailed design and order of IAE where IAE is the only source from which AAH can purchase such Spare Parts in an unused condition and in quantities sufficient to meet AAH’s requirements; and

		3.1.1.2	Vendor Parts for which direct supply arrangements between the manufacturers of such Vendor Parts and AAH cannot be established. Except for the purposes of Initial Provisioning pursuant to Clause 3.3 below, AAH shall notify IAE in writing not less than twelve (12) months before scheduled delivery requested by AAH that AAH intends to purchase such Vendor Parts from IAE.

	3.1.2	In an emergency or upon reasonable request of AAH, IAE shall sell to AAH Vendor Parts which it is not obliged to sell under this Contract, but which it has in stock or otherwise has reasonably available to it.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

3.2	ATA Standards

The parties to this Contract shall comply with the requirements of ATA Specifications 2000 and 300, provided that any of the parties shall be entitled to negotiate reasonable changes in those procedures or requirements of the said specifications which, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty. In particular, on written notification by AAH to IAE prior to placement of Initial Provisioning orders, IAE would agree to the use of ATA Specification 200 instead of ATA Specification 2000.

3.3	Initial Provisioning

	3.3.1	To assist AAH’s Initial Provisioning, IAE shall supply AAH with Initial Provisioning Data in accordance with ATA Specification 2000, subject to Clause 3.2 above.

	3.3.2	Details of the format and precise nature of the said Initial Provisioning Data, including the applicable revision numbers of ATA Specification 2000, definition of Spare Parts Categories, and Lead Times, and agreement on technical publications shall be agreed between IAE and AAH at a preliminary meeting held for this purpose at a time and place to be agreed.

	3.3.3	The said Initial Provisioning Data shall cover all Spare Parts, including agreed Vendor Parts, which in IAE’s opinion may be reasonably required for AAH’s operation of the Installation Items.

	3.3.4	Before AAH places Initial Provisioning Orders, a conference shall be held for the review of Initial Provisioning Data supplied by IAE under Clause 3.3.1 above. The said conference shall be held as soon as practicable before first Aircraft delivery and shall be attended by the personnel of each party directly responsible for Initial Provisioning.

3.4	Change In Initial Provisioning Data

[*]

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

3.5	Discontinuance of Initial Provisioning Data - Use of Procurement Data

	3.5.1	Use of Initial Provisioning Data shall be discontinued on a date to be agreed by the parties hereto, but in any event no later than the date of delivery of the last Aircraft firmly ordered by AAH at the date of this Contract. On or before the said date IAE shall furnish AAH with Procurement Data complying with ATA Specification 2000 and shall revise the said Procurement Data as a matter of routine thereafter.

	3.5.2	Procurement Data shall be used to enable AAH to continue to order Spare Parts to support the Installation Items.

3.6	Stocking of Spare Parts

Promptly following receipt of IAE’s request, AAH shall provide IAE with information reasonably required to enable IAE to plan and organize the manufacture and stocking of Spare Parts.

3.7	Lead Times

	3.7.1	Spare Parts for Initial Provisioning shall be delivered on or before the dates specified in AAH’s orders, provided that the said dates comply with lead times and do not call for delivery more than three (3) months before the scheduled date of delivery of the first Aircraft to AAH and provided further that delivery of the total Initial Provisioning quantity shall be effected in line with AAH’s fleet build up and Aircraft utilization.

	3.7.2	Except as herein provided, replenishment Spare Parts shall be delivered within the Lead Time specified in the IAE Spare Parts Catalog, except for certain major Spare Parts which shall be designated in Initial Provisioning Data and Procurement Data as being available at prices and lead times to be quoted upon request.

	3.7.3	If any order for replenishment Spare Parts shall call for a quantity materially in excess of AAH’s normal requirements, IAE shall notify AAH and may request a special delivery schedule. If AAH confirms that the full quantity ordered is required, delivery of the order shall be effected at delivery dates specified by IAE, and with respect to the excess quantity, the Lead Times provided by this Clause shall not apply.

	3.7.4	In an emergency, IAE shall use its reasonable efforts to deliver Spare Parts, including certain major Spare Parts referred to in Clause 3.7.2 above, within the time limits specified by AAH. The action to be taken on such orders shall be advised as follows within the following time periods from IAE’s receipt of such notice:

		3.7.4.1	AOG orders - within 4 hours;

		3.7.4.2	other emergency orders - within 24 hours;

		3.7.4.3	orders for items of which AAH is out-of-stock - within 7 days.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

3.8	Ordering Procedure

	3.8.1	After receipt of Initial Provisioning Data, AAH shall place its Initial Provisioning Orders in sufficient time to allow IAE to commence delivery prior to delivery of the first Aircraft. AAH shall use its reasonable efforts to give priority to ordering major items designated in the Initial Provisioning Data.

	3.8.2	Subsequent orders for Spare Parts shall be placed by AAH from time to time as may be appropriate. AAH shall give IAE as much notice as reasonably possible of any change in its operation of the Aircraft, including, but not limited to, changes in maintenance or overhaul arrangements affecting its requirements of Spare Parts, including Vendor Parts.

	3.8.3	IAE shall promptly acknowledge receipt of each order for Spare Parts in accordance with ATA Specification 2000 procedure. Unless qualified, such acknowledgment, subject to variation in accordance with Clause 3.7.3 above, shall constitute an acceptance of the order under the terms of this Contract.

	3.8.4	If IAE notifies AAH that certain Spare Parts are packed in standard package quantities (hereinafter called “SPQs”), AAH’s subsequent orders for such Spare Parts shall be for SPQs or multiples thereof.

	3.8.5	Unless AAH shall have specified “Total Quantity Required” on its orders, IAE shall be entitled to consider an order for inexpensive Spare Parts complete if at least 90% of the quantity ordered is delivered. For the purpose of this Clause the term “inexpensive” shall mean a price listed in the IAE Spare Parts Catalog at less than Ten U.S. Dollars ($10) per unit, but shall be subject to reasonable change by IAE from time to time. The invoice for any such order shall reflect the quantity of such Spare Parts actually delivered.

	3.8.6	Not later than the time of placing Initial Provisioning Orders, AAH shall provide IAE in writing with full shipping instructions applicable to both Initial Provisioning Orders and to subsequent standard replenishment orders for Spare Parts to be placed by AAH. Such shipping instructions shall remain applicable until IAE receives written notice from AAH of any change to such shipping instructions.

3.9	Modifications to Spare Parts

	3.9.1	IAE shall be entitled to make modifications or changes to the Spare Parts ordered by AAH hereunder provided that the said modification has received the approval of the Certification Authority. IAE shall promptly inform AAH by means of Initial Provisioning Data, Procurement Data and Service Bulletins when such modified Spare Parts (or Spare Parts introduced by a repair scheme) become available for supply hereunder. Notification of such availability shall be given to AAH before delivery.

	3.9.2	Modified Spare Parts shall be substituted for Spare Parts ordered unless the modifications stated in Service Bulletins, in the recommended or optional category are considered by AAH to be unacceptable and AAH so states in writing to IAE within ninety (90) days of the transmittal date of a Service Bulletin, in which case AAH shall be entitled to place a single order for AAH’s anticipated total requirement of pre-modified Spare Parts, at a price and delivery schedule to be agreed.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

3.9.3	Unless AAH notifies IAE in writing under the provisions of Clause 3.9.2 hereof IAE may supply at the expense of
AAH a modification of any Spare Part ordered (including any additional Spare Part needed to ensure interchangeability), provided that the said modification has received the approval of the Certification Authority. The delivery of such Spare Parts shall begin on dates indicated by Service Bulletin. The delivery schedule shall be agreed at the time when orders for modifications are accepted by IAE.

	3.9.4	If Spare Parts required for incorporation of a modification are not ordered as a kit, AAH’s orders must distinguish them from normal replacement Spare Parts in accordance with ATA Specification 2000.

3.10	Inspection

	3.10.1	Conformance to the Specification of Installation Items will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. Conformance documentation will be issued and signed by personnel authorized for such purpose.

	3.10.2	Conformance of Non-Installation Items will be assured by IAE conformance documentation.

	3.10.3	Upon the issue of conformance documentation in accordance with Clauses 3.10.1 or 3.10.2 above and provided the same shall not have been manifestly issued in error, AAH shall be deemed to have accepted the Installation Items and Non-Installation Items and that such Items conform to the applicable specification, without prejudice to any of AAH’s warranty and support rights under this Contract.

3.11	Delivery and Packing

	3.11.1	IAE shall deliver Spare Parts and Other Supplies Ex-Works (INCOTERMS 2000), the point of manufacture. Shipping documents and invoices shall be in accordance with ATA Specification 2000 unless otherwise required by law.

	3.11.2	Upon such delivery, title to and risk of loss of or damage to the said Spare Parts and Other Supplies shall pass to AAH.

	3.11.3	In accordance with ATA Specification 2000 requirements, AAH shall advise IAE at time of order of its instructions as to the marking and shipping of the Spare Parts and Other Supplies.

	3.11.4	The packaging of Spare Parts shall normally be in accordance with ATA Specification 300 Category 2 standard and shall be free of charge to AAH. The difference in pricing for Category 1 standard packaging, if required by AAH, shall be paid for by AAH.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

3.12	Prices

	3.12.1	Subject to Clause 3.7.2 above, prices of all Spare Parts shall be quoted in U.S. Dollars, in the IAE Spare Parts Price Catalog, Initial Provisioning Data and Procurement Data. Such prices shall represent net unit prices, Ex-Works (INCOTERMS 1990) the point of manufacture.

	3.12.2	Prices applicable to each order placed by AAH hereunder shall be the prices in effect on the date IAE receives such order, except when delivery of Spare Parts against any order is scheduled to take place after the Lead Time stated in the IAE Spare Parts Price Catalog, in which event the prices for such items shall be those prices in effect [*] prior to the scheduled time for delivery in accordance with Clause 3.12.3 below.

	3.12.3	IAE may adjust its prices for Spare Parts upon not less than [*] notice to AAH, except that prices for Spare Parts quoted in Initial Provisioning Data shall be firm, provided that:

		3.12.3.1	Orders are placed within [*] of receipt by AAH of Initial Provisioning Data, and

		3.12.3.2	Ordered quantities are agreed in good faith by IAE, and

		3.12.3.3	Deliveries are scheduled to be made prior to the scheduled date for delivery of the first Aircraft (as it was scheduled at the date of supply by IAE of Initial Provisioning Data).

If for any reason orders are placed or subsequently rescheduled to specify delivery more than six (6) months after the date of first Aircraft delivery (as it was scheduled at the date of supply by IAE of Initial Provisioning Data), then the prices for such items shall be those prices in effect [*] prior to the scheduled time for delivery of such items against a schedule commensurate with AAH fleet build up and Aircraft utilization. Notwithstanding the above, individual price errors in the publication of prices may be adjusted without advance notice to AAH.

	3.12.4	On request by AAH, prices of Spare Parts or other materials not included in the Spare Parts Price Catalog shall be quoted within a reasonable time by IAE.

3.13	Payment

	3.13.1	Payment for all purchases under this Clause 3 shall be made by AAH to IAE within thirty (30) days after the date of delivery [*]. In such event, IAE shall have the right to request payment immediately prior to delivery of Spare Parts and other Supplies which would cause the balance owing to exceed, the aforementioned amount.

	3.13.2	AAH undertakes that IAE shall receive payment in U.S. Dollars of the full amount of payments falling due under this Clause 3.13, without any withholding or deduction whatsoever.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

	3.13.3	All payments under this Clause 3.13 shall be made by cable or telegraphic transfer to, and shall be deposited not later than the due date of payment with:

Bank of America
1185 Avenue of the Americas
New York, NY 10038-4924
Account No.: 385002859903
ABA No.: 026009593
SWIFT Code: BOFAUS3N
CHIPS No: 0959

or as otherwise notified from time to time by IAE in writing.

	3.13.4	For the purpose of this Clause 3.13, payment shall only be deemed to have been made to the extent immediately available funds are received in the account specified in sub-clause 3.13.3 above.

	3.13.5	Notwithstanding Clause 3.13.1 above, payments for all purchases shall be due from AAH upon delivery, or at IAE’s option prior to delivery of the purchased items upon the occurrence of any of the following events: (a) a receiver or trustee is appointed of any of AAH’s property, or (b) AAH is adjudicated or voluntarily becomes a bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) AAH becomes insolvent or makes an assignment for the benefit of creditors, or (d) an execution is issued pursuant to a valid, final judgment rendered against AAH, or (e) AAH is unable or refuses to make payment to IAE in accordance with any of AAH’s obligations to IAE.

	3.13.6	If AAH fails to make any payment for any Spare Parts or Other Supplies on or before the date when such payment is due, then, without prejudice to any other rights set forth herein or under applicable law, IAE will be entitled to charge interest on the overdue amount [*] from the date such payment was due to the date such payment is made.

3.14	Purchase by AAH from Others

	3.14.1	AAH may purchase from other V2500 operators Spare Parts, which by virtue of Clause 3.1 above are required to be purchased from IAE:

		3.14.1.1	on an occasional basis; or

		3.14.1.2	where the said operator has published details of excessive stock holdings of the Spare Parts concerned; or

		3.14.1.3	pursuant to a pooling arrangement or joint use agreement between any Grupo Taca Airline and the said operator; or

		3.14.1.4	if the other V2500 operator is a Grupo Taca Airline.

	3.14.2	Subject to the conditions specified below, in the following circumstances AAH may obtain from established and approved sources, other than IAE or other V2500 operators, Spare Parts which by virtue of Clause 3.1 above are required to be purchased from IAE:

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

		3.14.2.1	as a temporary expedient in the event of a failure or material delay by IAE to supply Spare Parts as required herein; or

		3.14.2.2	during any period when IAE is hindered or prevented from delivering Spare Parts due to circumstances beyond its control provided AAH is thereby able to obtain the Spare Parts it requires sooner than IAE is able to supply them, and provided further that AAH will not unreasonably thereby increase its stock of the Spare Parts; or

		3.14.2.3	where IAE identifies a Spare Part as a standard part.

AAH’s rights under Clause 3.14.2 above are subject to AAH being unable to satisfy its requirements for Spare Parts under the provisions of Clause 3.14.1 above.

	3.14.3	Nothing in this Clause 3.14 shall be deemed to extend the obligations of IAE or to diminish the limitations upon such obligations under the Warranties referred to in Clauses 4.1 and 4.2 below.

	3.14.4	Notwithstanding any extension of the time of delivery in accordance with the provisions of Clause 6.1.1 below, AAH shall be entitled to cancel all or part of any order on IAE for Spare Parts which, pursuant to the terms of Clauses 3.l4.2.l and 3.14.2.2 are purchased from another source by giving reasonable written notice to IAE of cancellation of the said order.

	3.14.5	In the event that AAH purchases Spare Parts under Clause 3.14 from other than a Grupo Taca Airline, AAH shall give written notice to IAE of the extent of such purchase supported by any other technical information which IAE may reasonably require.

3.15	Special Tools, Ground Equipment and Consumable Stores

By mutual agreement, IAE may sell Other Supplies to AAH subject to the terms and conditions of this Contract, but the detailed procedures of this Contract with regard to Initial Provisioning, Procurement Data, prices, stocking and Lead Time shall not apply. Technical data for special tools and ground equipment shall be in accordance with ATA Specification 101.

3.16	Conflict

In the event of any conflict between the provisions of this Contract and the provisions of ATA Specifications 101, 200, 2000 and 300, the provisions of this Contract shall prevail.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

CLAUSE 4 WARRANTIES, GUARANTEES AND LIABILITIES

4.1	IAE warrants to AAH that, at the time of delivery, the Supplies sold hereunder will be free of defects in material and manufacture, and will conform in all material respects to IAE’s applicable specifications and rules and regulations of the Certification Authority. IAE’s liability and AAH’s remedies under this warranty are limited to the repair or replacement, at IAE’s election, of Supplies or portions thereof returned to IAE at the place so instructed by IAE which are shown to IAE’s reasonable satisfaction to have been defective; provided, that written notice of the defect shall have been given by AAH to IAE within ninety (90) days after the first operation or use of such Supplies or within thirty (30) days after the defect has become apparent (or if the Supplies are installed in new Aircraft, within ninety (90) days after acceptance of such Aircraft by its first operator) but in no event later than one (1) year after the date of delivery of such Supplies by IAE. Transportation charges for the return of Supplies to IAE pursuant to this Clause 4.1 and their reshipment to AAH and the risk of loss thereof will be borne by IAE provided the Supplies are returned in accordance with written shipping instructions from IAE and are defective and provided that IAE shall have provided such written shipping instructions promptly.

4.2	In addition, IAE grants and AAH accepts the following:

	4.2.1	V2500 Engine and Parts Service Policy

	4.2.2	V2500 Nacelle and Parts Service Policy

	4.2.3	V2500 Non-Installation Items Warranty

	4.2.4	V2500 Reliability Guarantee

	4.2.5	V2400 Delay and Cancellation Guarantee

	4.2.6	V2500 Inflight Shutdown Guarantee

	4.2.7	V2500 Fuel Consumption Retention Guarantee

	4.2.8	V2500 Exhaust Gas Temperature Guarantee

	4.2.9	[*]

	4.2.10	[*]

	4.2.11	V2500 First Run Reliability Guarantee

	4.2.12	V2500 Remote Site Removal Guarantee

The Service Policies, Warranties and Guarantees referred to in this Clause 4.2 are hereinafter called the “Warranties”. The above Service Policies, Warranties and Guarantees together form Exhibit D to this Contract.

4.3	The parties agree that those Warranties set out in Clauses 4.2.1 and 4.2.2 above shall apply to any equipment including but not limited to any V2500 aero engines and any associated equipment therefor, and any parts for such engines and associated equipment which form part of any aircraft acquired from the Aircraft Manufacturer including Engines installed on Aircraft which falls within the categories of equipment covered by those Warranties, which are manufactured, supplied or inspected by IAE howsoever and whenever (whether before, on or after the date first above written) acquired by AAH from whatsoever source.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

4.4	The Warranties are personal to AAH and to AAH for the benefit of the Grupo Taca Airlines and the obligations of IAE thereunder shall only apply insofar as AAH and/or a Grupo Taca Airline owns and operates the Supplies covered thereunder. IAE agrees, as a minimum, to grant any lessee or purchaser of the Supplies (whether installed on Aircraft or not) a direct warranty agreement as set forth in Exhibit E to this Contract.

4.5	AAH shall inform any entity to whom it intends to sell, lease, loan or otherwise dispose of any of the Supplies or equipment referred to in Clause 4.3 above that such entity may obtain from IAE and IAE hereby agrees to enter into a direct warranty agreement with any such entity (at no additional charge to AAH or such entity) incorporating those of the Warranties set out in Clauses 4.2.1 and 4.2.2. AAH shall also use its reasonable endeavors to ensure that such entity shall enter into a direct warranty agreement with IAE prior to delivery of any of the Supplies or such equipment to such entity.

4.6	IAE and AAH agree that the intent of the Warranties provided in Clause 4.2 is to provide specified benefits or remedies as a result of specified events. It is not the intent, however, to duplicate benefits or remedies provided to AAH by IAE or another source (e.g., another equipment manufacturer or lessor) as a result of the same event or cause. Therefore, notwithstanding the terms of the Warranties, AAH agrees that it shall not be eligible to receive benefits or remedies from IAE to the extent it results in AAH or Grupo Taca Airlines receiving duplicative benefits or remedies from IAE or another source as a result of the same event or cause. Furthermore, in no event shall IAE be required to provide duplicate benefits to AAH and any other party such as a leasing company as a result of the same event or cause.

[*]:

[*]

4.7	AAH accepts that the Warranties granted to AAH under Clauses 4.1, 4.2 and 4.3 above together with the express remedies provided to AAH in respect of the Supplies in accordance with this Contract are expressly in lieu of, and AAH hereby waives, all other remedies, conditions and warranties, expressed or implied including without limitation, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, and all other obligations and liabilities whatsoever of IAE and of its shareholders whether in contract or in tort or otherwise for any defect, deficiency, failure, malfunctioning or failure to function of any item of the Supplies or of the equipment referred to in Clause 4.3 above, howsoever and whenever acquired by AAH from whatever sources. AAH agrees that neither IAE nor any of its shareholders shall be liable to AAH upon any claim therefor or upon any claim howsoever arising out of the manufacture or supply or inspection by IAE or any of its shareholders of any item of the Supplies or of such equipment or any other item of whatever nature, whether in contract or in tort or otherwise, except as expressly provided in the said Warranties, and AAH assumes all risk and liability whatsoever not expressly assumed by IAE in the said Warranties.

4.8	IAE and AAH agree that this Clause 4 has been the subject of discussion and negotiation, is fully understood by the parties and the price of the Supplies and other mutual agreements of the parties set forth in this Contract are arrived at in consideration of:

4.8.1 the express Warranties of IAE and AAH’s rights thereunder; and

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

	4.8.2	the exclusions, waivers and limitations set forth in Clause 4.7 above.

4.9	References in the V2500 Engine and Parts Service Policy and in the V2500 Nacelle and Parts Service Policy to the “standard IAE labor rate letter” (for example in Section III.A.3 of the V2500 Nacelle and Parts Service Policy) shall mean the letter set forth in Exhibit F to the Contract. The labor rate calculated pursuant to the standard IAE labor rate letter may be revised from time to time as described in the letter.

CLAUSE 5 PRODUCT SUPPORT SERVICES

5.1	IAE will make available to AAH the Product Support Services described in Exhibit C to this Contract. Except when identified in such Exhibit C as being at additional cost or as requiring separate contractual arrangements, such Product Support Services shall be supplied at no additional charge to AAH and subject to the provisions of this Contract. IAE may delegate the performance of product support services to an affiliated company or any of IAE’s shareholders.

5.2	AAH will provide to any IAE customer support representative(s) working at its facility, free of charge:

	(a)	reasonable, secure office accommodation including furniture and office equipment and

	(b)	access to telephone, facsimile and secretarial services and

	(c)	access to such first-aid and emergency assistance as is customarily provided to AAH’s own employees and

	(d)	air travel on the network of Grupo Taca Airlines for travel away from such customer support representative(s)’ normal location at AAH with respect to support provided pursuant to this Contract.

AAH further agrees that such customer support representative(s) will be entitled at IAE’s cost to all reasonable working benefits allowed pursuant to normal IAE practice, including but not limited to, leaves of absence relating to vacation, holiday and sick time.

It is expressly agreed that unless specifically agreed to in a writing signed by both parties, IAE customer support representatives shall at no time be considered employees of AAH and that AAH shall not be responsible for the payment of such customer support representatives’ salary or benefits.

CLAUSE 6 MISCELLANEOUS

6.1	Delay in Delivery

6.1.1	If IAE is hindered or prevented from performing any obligation hereunder including but not limited to delivering any of the Supplies within the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) by reason of:

	6.1.1.1	any cause beyond the reasonable control of IAE, or

	6.1.1.2	fires, industrial disputes or introduction of essential modifications required by the Certification Authority

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

subject to the provisions of Clause 6.1.5 hereunder, the time for delivery shall be extended by a period equal to the period for which delivery shall have been so hindered or prevented, and IAE shall not be under any liability whatsoever in respect of such delay.

6.1.2	If, by reason of any of the causes embraced by Clause 6.1.1 above, IAE is hindered or prevented from or delivering any goods (which are the same as and include the Supplies) to purchasers (including AAH) then IAE shall have the right to allocate such goods, as they become available, at its own discretion among all such purchasers and IAE shall not be under any liability whatsoever to AAH for delay in delivery to AAH resulting from such allocation by IAE and the time for delivery shall be extended by a period equal to the delay resulting from such allocation by IAE.

6.1.3	Should IAE inexcusably delay performance of any obligation hereunder including but not limited to delivery of any item of the Supplies beyond the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract), then in respect of the first [*] of such delay, IAE shall not be under any liability whatsoever and thereafter in respect of any further delay in delivery the damages recoverable by AAH from IAE as AAH’s sole remedy shall be its reasonable actual damages in an amount not to exceed [*] of the purchase price of the item of Supplies so delayed in respect of each month of such further delay (and prorata for any period of less than one month) subject to an overall maximum of [*] of the purchase price of the item of the Supplies so delayed.

6.1.4	The right of AAH to claim damages pursuant to Clause 6.1.3 above shall be conditional upon the submission of a written claim therefor, within [*] from the date on which IAE notifies AAH that the item of the Supplies so delayed is ready for delivery, or from the date on which AAH exercises the right of cancellation in respect of such item conferred in accordance with Clause 6.1.5 below, whichever date shall first occur.

6.1.5	Should IAE delay performance of any obligation hereunder including but not limited to delivery of any item of the Supplies beyond [*] from the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) then, in addition to the right of AAH under Clause 6.l.3, AAH shall be entitled to refuse to take delivery of such item on giving IAE notice in writing within one (1) month after the expiration of such period of [*]. Upon receipt of such notice IAE shall be free from any obligation in respect of such item except that IAE shall refund to AAH any deposits made in respect of the purchase price of such item of the Supplies with interest from the date the deposit was received by IAE calculated at the rate of [*].

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

6.2	Patents

	6.2.1	IAE shall, subject to the conditions set out in this Clause and as the sole liability of IAE in respect of any claims for infringement of intellectual property rights, indemnify AAH against any claim that the use of any of the Supplies by AAH within any country to which at the date of such claim the benefits of Article 27 of the Convention on International Civil Aviation of 7th December l944 (The Chicago Convention) and the International Convention for the Protection of Industrial Property apply, infringes any patent, design, or model duly granted or registered provided, however, that IAE shall not be liable to AAH for any consequential damage or any loss of use of the Supplies or of the Aircraft in which the Supplies may be incorporated arising as a result directly or indirectly of any such claim.

	6.2.2	AAH will give prompt notice in writing to IAE of any such claim whereupon IAE shall have the right at its own expense to assume the defense of or to dispose of or to settle such claim in its sole discretion. AAH will give IAE all reasonable assistance and IAE will reimburse AAH for its reasonable out-of-pocket expenses for providing such assistance to IAE. AAH will not by any voluntary act or omission knowingly do anything which may directly or indirectly materially prejudice IAE in this connection.

	6.2.3	IAE shall at its option either: (1) substitute for any infringing Supplies substantially equivalent non-infringing supplies; or (2) procure for AAH the right to use any infringing Supplies; or (3) modify any infringing Supplies so they become non-infringing.

	6.2.4	The indemnity contained in Clause 6.2.1 above shall not apply to claims for infringement in respect of (i) Supplies manufactured to the specific design instructions of AAH; (ii) Supplies not of IAE design (but IAE shall in the event of any claim for infringement pass on to AAH so far as it has the right to do so the benefits of any indemnity given to IAE by the designer, manufacturer or supplier of such Supplies); (iii) the manner or method in which any of the Supplies is installed in the Aircraft; or (iv) any combination of any of the Supplies with any item or items other than Supplies.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

6.3	Credit Reimbursement

If AAH does not take delivery of the [*] Firm Aircraft, the [*] Firm Spare Engines, and to the extent that Rolling Option Aircraft are acquired, those Rolling Option Aircraft and the required number of Option Spare Engines (each Firm Aircraft, Firm Spare Engine, Rolling Option Aircraft and Option Spare Engine equally a “Firm Item”) in accordance with the schedules described in Exhibits B-1 and B-2 to the Contract (as such may be modified or supplemented pursuant to the terms of the Contract) then, without prejudice to IAE’s other rights and remedies under the Contract or otherwise, the value of each and every credit, benefit and other concession received by AAH pursuant to the Contract (including all Side Letters and amendments thereto) or from IAE via the Aircraft Manufacturer will be adjusted to pro-rata amounts, based on the ratio of the number of Firm Items (whether Aircraft or Spare Engines) purchased in accordance with the schedules described in Exhibits B-1 and B-2 to the Contract to the total number of Firm Items scheduled to have been so purchased. So, for example, if IAE is to issue credits on delivery of each Firm Item and AAH takes delivery of only half the total number of such Firm Items (whether or not with the consent of the Aircraft Manufacturer) the value of each credit to be issued on the Firm Items actually taken and all other credits (if any) will be reduced by half. Following such adjustment, AAH will promptly reimburse IAE in an amount equal to (a) the value of the credits, benefits and other concessions actually provided in excess of the adjusted amounts, plus (b) the interest on such excess amounts calculated from the time each respective amount was applied or value received until reimbursement. Interest will be calculated at [*] in effect at the time each respective amount was applied or value was received. If AAH is in default of any payment obligations under the terms of this Contract, IAE will, without prejudice to any of its other rights be entitled to offset any unused IAE credit in AAH’s account with IAE against such outstanding amount.

6.4	Non-Disclosure and Non-Use

	6.4.1	Subject to Clause 6.4.3 below, each party agrees not to disclose to any third party (except to professional advisors) any Information which it acquires directly or indirectly from the other and agrees not to use the same other than for the purpose for which it was disclosed or for purposes of enforcement of this Agreement in an arbitration of judicial proceeding without the written approval of the other. The expression “Information” in this Clause 6.4.1 includes but is not limited to all oral or written information, know-how, data, reports, drawings and specifications, and all provisions of this Contract.

	6.4.2	Each party shall be responsible for the observance of the provisions of Clause 6.4.1 above by its employees and professional advisors.

	6.4.3	The provisions of Clause 6.4.1 above shall not apply to information which is or becomes generally known in the aero engine industry nor shall the provisions of Clause 6.4.1 above prevent any necessary disclosure of information to enable the other to operate, maintain or overhaul Supplies, nor to information required to be disclosed by a valid governmental, judicial or regulatory agency order or subpoena.

	6.4.4	AAH shall be responsible for obtaining any required authorization including any export licenses (other than export licenses for the country of manufacture), import licenses, exchange permits or any other governmental authorizations required in connection

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

with the transactions contemplated under this Contract. AAH shall restrict disclosure of all information and data furnished under this Contract in obtaining such licenses, permits, or authorizations. AAH shall only ship the Supplies and information and data furnished under this Contract to those destinations permitted under such licenses, permits, or authorizations.

	6.4.5	In the event that any of the Information as described in Clause 6.4.1 is required to be disclosed by either party through a valid governmental, judicial or regulatory agency order, that party agrees to advise the other of the need for disclosure (in advance of such disclosure when possible) and to limit the disclosure to those portions of the Information required to be disclosed by such order, and to maintain the confidentiality of as much of the Information as legally possible in the sole good faith judgment of the party so ordered.

6.5	Taxes

	6.5.1	Subject to Clause 6.5.2 below, IAE shall pay all imposts, duties, fees, taxes and other like charges levied by the governments of the United Kingdom, the United States of America, the Federal Republic of Germany, Japan and any other country where the Supplies or portions thereof are manufactured or delivered or any agency thereof in connection with the Supplies prior to their delivery.

	6.5.2	All amounts stated to be payable by AAH pursuant to this Contract exclude any value added tax, sales tax or other similar tax. In the event that the supply of goods or services under this Contract is subject to any value added tax, sales tax or other similar tax, such tax will be borne by AAH. To ensure so far as possible that AAH is not charged with value added tax (“VAT”) of the European Union or any member country thereof, AAH will within thirty (30) days of signature hereof, inform IAE of its VAT Code (if any) for inclusion on IAE’s invoices. Further, each party agrees to reasonably cooperate with the other to reduce the tax liabilities of the other.

	6.5.3	AAH shall pay all other imposts, duties, fees, taxes and other like charges by whomsoever levied other than (i) taxes on IAE’s gross or net income or gains; (ii) taxes which would not have been imposed but for a connection between IAE and the taxing jurisdiction unrelated to this Agreement; and (iii) taxes which would not have been imposed but for the gross negligence of willful misconduct of or a breach of this Agreement by IAE.

6.6	Amendment

This Contract shall not be amended in any way other than by written agreement by the parties on or after the date of this Contract, which agreement is expressly stated to amend this Contract.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

6.7	Assignment

Except as provided under Clause 5.1 above, neither party may assign any of its rights or obligations hereunder without the written consent of the other party (except that IAE may assign its rights to receive money hereunder or its rights and obligations, or a portion thereof, to any wholly owned subsidiary of IAE or to any of IAE’s shareholders subject to such subsidiary or shareholders being able to fulfill the obligations being assigned). Any assignment made in violation of this Clause 6.7 shall be null and void.

IAE understands that AAH may use any of various mechanisms to finance or acquire the Aircraft or to refinance its acquisition of an Aircraft, including a sale leaseback whereby AAH or the Aircraft Manufacturer sells the aircraft to a third party and a Grupo TACA Airline leases the Aircraft from the third party. IAE agrees to reasonably consider AAH’s timely requests that IAE consent to the assignment of AAH’s rights or obligations hereunder to facilitate the financing, acquisition or refinancing of the Aircraft. In respect of the purchase of the Aircraft or a sale leaseback of the Aircraft, IAE agrees that AAH may assign the Contract with respect to the particular affected Aircraft to an affiliated Special Purpose Corporation or the purchaser/lessor in a sale leaseback transaction.

IAE also understands that AAH is an operating lessor and not an operator of equipment and that Grupo Taca Airlines will be the ultimate users of the Aircraft and Supplies. Furthermore, Grupo Taca Airlines may be the purchasers of the Supplies (with the exception of the Spare Engines). AAH may make an assignment of the relevant portions of the Contract (including but not limited to the relevant portions of Clauses 1, 3, 4 and 6) relating to the purchase of Supplies with recourse to AAH except that IAE shall retain the right to amend Clause 3.13.

6.8	Exhibits

In the event of any unresolved conflict or discrepancy between the Exhibits (which are hereby expressly made a part of this Contract) and Clauses of this Contract then the Clauses shall prevail.

6.9	Headings

The Clause headings and the Index do not form a part of this Contract and shall not govern or affect the interpretation of this Contract.

6.10	Governing Law and Forum

This Contract shall be subject to and interpreted and construed in accordance with the laws of the State of New York, United States of America (excluding its conflicts of law provisions). The parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980). Any suit, action or proceeding against any of the parties hereto with respect to this Contract and any judgment entered by any court in respect thereof may be brought in the Supreme Court of the State of New York, or in the United States District Court for the State of New York, as each party hereto in its sole discretion may elect, and each party hereto submits to the non-exclusive jurisdiction of such New York courts for purpose of any such suit, action or proceeding.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

6.11	Notices

Any notice to be served pursuant to this Contract shall be in the English language and is to be sent by certified mail, recognized international courier or facsimile (with confirmation copy by any other means) to:

In the case of IAE:

IAE International Aero Engines AG
IAE Building
400 Main Street, M/S 121-10
East Hartford, Connecticut 06108
United States of America
Facsimile No.: (860) 565-5220
Attention: Chief Legal Officer

In the case of AAH:

Atlantic Aircraft Holdings Limited
c/o The Winterbotham Trust Company
Bolam House
King & George Streets
Nassau, Bahamas
Facsimile No.: (242) 356-9432
Attention: Directors

with a copy to:

TACA International Airlines, S.A.
Avenida El Espino y Boulevard Sur
Santa Elena, Antiguo Cuscatlan
La Libertad, El Salvador
Fax No. + 503 2298 - 0827
Attention: Senior Vice President and Chief Financial Officer

or in each case to such other place of business as may be notified from time to time by the receiving party.

6.12	Exclusion of Other Provisions and Previous Understandings

	6.12.1	This Contract, including all exhibits and all letter agreements thereto, as amended, contains the only provisions governing the sale and purchase of the Supplies and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order form of AAH, or any acknowledgment or acceptance by IAE, or of any other document which may be issued by either party relating to the sale and purchase of the Supplies.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

	6.12.2	The parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Contract, whether orally or in writing, relating to the Supplies, other than those expressly incorporated in this Contract, which has been negotiated on the basis that its provisions represent their entire agreement relating to the Supplies and shall supersede all such representations, agreements, statements and understandings.

6.13	Severability and Partial Invalidity

If any provision of this Agreement or the application thereof to either party shall be invalid, illegal or unenforceable to any extent, the remainder of the Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

6.14	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

6.15	Right of Setoff

IAE shall have the right to set off credits from time to time made available by IAE under the Contract either directly to AAH (or its affiliates) or via the Aircraft Manufacturer or its affiliates, in respect of the failure by AAH (or its affiliates), after any applicable grace period, to cure any payment default under (x) the Contract, (y) the Fleet Hour Agreement, or (z) the IAE Financing Agreement.

6.16	Conditions Precedent

During the term of this Contract, the obligations of IAE to provide, or cause to be provided Supplies or any other benefits to AAH pursuant to the terms hereof, shall be subject to the non-existence of any of the following events on the date when such Supplies or benefits becomes due, and should any such event then exist and until such event shall have been remedied IAE shall be under no obligation to provide, or cause to be provided any Supplies or any other benefits to AAH:

	(a)	A continuing event of default (taking into account any applicable grace period) by AAH (good faith disputes by AAH of amounts due not constituting a default hereunder) in (x) the payment of [*]U.S. Dollars (US$[*]) or more of other amounts under the Contract (including any exhibits and letter agreements thereto), (y) the payment of [*] U.S. Dollars (US[*]) or more of other amounts under the Fleet Hour Agreement (including any exhibits and letter agreements thereto), or (z) the payment of any scheduled amount of principal, interest, lease rental or other similar payment under any of the financings implemented pursuant to the IAE Financing Agreement; or

	(b)	Any event that is a Termination Event or would be a Termination Event, but for the giving of notice or lapse of time, shall have occurred.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

During the term of this Contract, should IAE be in material default of IAE’s obligations as set forth in the IAE Financing Agreement, and so long as IAE’s default is unrelated to interpretation of the language of the IAE Financing Agreement or the good faith and reasonable application of any particular provision in the IAE Financing Agreement, and so long as AAH is not in default of any of its obligations as set forth in the IAE Financing Agreement, AAH shall not be obligated to acquire further Aircraft and Spare Engines as set forth in this Contract (other than Spare Engines to maintain the ratio of Engines installed on the Aircraft to Spare Engines as set forth in this Contract).

6.17	Termination Events

IAE shall have the option, at its sole discretion, to terminate this Contract in whole or in part, upon the occurrence of any of the following events (“Termination Events”):

	(i)	AAH commences any case, proceeding or other action with respect to AAH or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations; or

	(ii)	AAH seeks the appointment of a receiver, trustee, custodian or other similar official for AAH for all or substantially all of its assets, or AAH makes a general assignment for the benefit of its creditors; or

	(iii)	AAH otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (i) or (ii) which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

	(iv)	An action is commenced against AAH seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

	(v)	AAH shall default (taking into account any grace period) on any payment of principal or interest under the IAE Financing Agreement or in the payment of any guarantee or similar obligation in connection therewith (including in each case all Appendices, Exhibits and Letter Agreements thereto) if IAE or any affiliate or assignee of IAE, as the case may be, shall have declared such agreement to be in default (to the extent required thereunder) and shall have commenced the exercise of remedies as a result of such default; or

	(vi)	AAH shall be in material default (taking into account any grace period) of any of its other obligations under the Contract or the IAE Financing Agreement.

AAH shall have the option, at its sole discretion, to terminate this Contract in whole or in part, upon the occurrence of any of the following events:

	(i)	IAE commences any case, proceeding or other action with respect to IAE or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations; or

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

(ii)	IAE seeks the appointment of a receiver, trustee, custodian or other similar official for IAE for all or substantially all of its assets, or IAE makes a general assignment for the benefit of its creditors; or

(iii)	IAE otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (i) or (ii) which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

(iv)	An action is commenced against IAE seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

(v)	IAE shall be in material default (taking into account any grace period) of any of its obligations under the Contract or the IAE Financing Agreement; or

(vi)	[*].

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

IN WITNESS WHEREOF the parties hereto have caused this Amended and Restated Contract to be signed on their behalf by the hands of their authorized officers the day and year first before written:

For IAE International Aero Engines AG

In the presence of

For Atlantic Aircraft Holdings Limited

In the presence of

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT A-1

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2524 - A5
Spec. No. IAE S24A5/2

SEA LEVEL STATIC RATINGS

(See General Notes)

Net Thrust lb

Take-off Rating (5 min)	24,480
Maximum Continuous Rating	19,200

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification: MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification: MIL-L-23699 Type II
Oil Consumption: Maximum (as measured over a 10-hour period) 0.15 U.S. gal/hr

STANDARD EQUIPMENT

(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at Increased Price

Engine Storage Bag

Engine Transportation Stand

Enhanced Engine Condition Monitoring Instrumentation

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 40oC (72oF) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 18oF (10oC) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT A-2

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2527 - A5
Spec. No. IAE S27A5/2

SEA LEVEL STATIC RATINGS

(See General Notes)

Net Thrust lb

Take-off Rating (5 min)	24,800
Maximum Continuous Rating	22,240

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification: MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification: MIL-L-23699 Type II
Oil Consumption: Maximum (as measured over a 10-hour period) 0.15 U.S. gal/hr

STANDARD EQUIPMENT

(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at Increased Price

Engine Storage Bag

Engine Transportation Stand

Enhanced Engine Condition Monitoring Instrumentation

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 40°C (72°F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 18°F (10°C) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT A-3

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2527E - A5
Spec. No. IAE S27EA5/2

SEA LEVEL STATIC RATINGS

(See General Notes)

Net Thrust lb
Take-off Rating (5 min)	24,800
Maximum Continuous Rating	22,240

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel -Specification:	MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification:	MIL-L-23699 Type II
Oil Consumption:	Maximum (as measured over a 10-hour period) 0.15 U.S. gal/hr

STANDARD EQUIPMENT

(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator,LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at Increased Price

Engine Storage Bag

Engine Transportation Stand

Enhanced Engine Condition Monitoring Instrumentation

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 40ºC (72ºF) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 18ºF (10ºC) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT A-4

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2533 - A5
Spec. No. IAE S33A5/2

SEA LEVEL STATIC RATINGS

(See General Notes)

Net Thrust lb
Take-off Rating (5 min)	31,600
Maximum Continuous Rating	26,950

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification:	MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification:	MIL-L-23699 Type II
Oil Consumption:	Maximum (as measured over a 10-hour period) 0.15 U.S. gal/hr

STANDARD EQUIPMENT

(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator,LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at Increased Price

Engine Storage Bag

Engine Transportation Stand

Enhanced Engine Condition Monitoring Instrumentation

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 40ºC (72ºF) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 18ºF (10ºC) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT A-5

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E40NE	Model V2527M - A5
Spec. No. IAE 27MA5/2

SEA LEVEL STATIC RATINGS

(See General Notes)

Net
Thrust
lb

Take-off Rating (5 min)	24,800
Equivalent take-off thrust at 0.2 Mn	26,570
Maximum Continuous Rating	22,240

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, fivestage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification:     MIL-T-5624, MIL-T-83133 or ASTM-D-1655

Oil - Specification:       MIL-L-23699 Type II

Oil Consumption: Maximum (as measured over a 10-hour period) 0.15 U.S. gal/hr

STANDARD EQUIPMENT

(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at Increased Price

Engine Storage Bag

Engine Transportation Stand

Enhanced Engine Condition Monitoring Instrumentation

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 31oC (56oF) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 10oC (18oF) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT B-1

I.	Aircraft Delivery Schedule [*]

*	[Two pages have been omitted in accordance with a request for confidential treatment]

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT B-2

Firm Spare Engine Delivery Schedule

[*]

EXHIBIT B-3

ESCALATION FORMULA

Any unit base price or other sum expressed to be subject to escalation shall be calculated as a two step process: first, calculate base prices to June 2001 using SIC Code AHE 3724 as the labor index point in the escalation formula, and second, escalate from June 2001 to the delivery month using NAICS Code 336411 as the labor index point in the escalation formula.

1.	Calculation

Step 1: Escalation formula through June 2001

[*]

Where:

Pr	=	Base Contract Price or other Sum calculated to June 2001 rounded to the nearest dollar.

Pb	=	The Basic Contract Price or other Sum.

Lo	=	The “Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers” SIC Code 3724 published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the Base Month by four months.

L	=	The “Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers” SIC Code 3724 for the month preceding June 2001 by four months.

Mo	=	The “Producer Price Index, Code 10, For Metals and Metal Products” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the Base Month by four months.

M	=	The “Producer Price Index, Code 10, For Metals and Metal Products” for the month preceding June 2001 by four months.

Eo	=	The “Producer Price Index, Code 5, For Fuel and Related Products and Power” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the Base Month by four months.

E	=	The “Producer Price Index, Code 5, For Fuel and Related Products and Power” for the month preceding June 2001 by four months,.

The values of the factors 0.60L and 0.30 M and 0.10 E
Lo Mo Eo

respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

The Basic Contract Prices are subject to escalation as set forth herein from the Base Month of January 1997.

Step 2 – Escalation formula for period post June 2001

[*]

Where:

Pi	=	The Invoice price or escalated sum rounded to the nearest dollar.

Pr	=	The calculated June 2001 Basic Contract Price or other escalated Sum, as calculated in Step 1 above.

Lo	=	The “Employment Cost Index (NAICS) Wages and Salaries for Aircraft Manufacturing, (NAICS Code 336411) CIU2023211000000I” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding June 2001 by four months.

L	=	The “Employment Cost Index (NAICS) Wages and Salaries for Aircraft Manufacturing, (NAICS Code 336411) CIU2023211000000I” for the month preceding the month of delivery or other date of determination by four months.

Mo	=	The “Producer Price Index, Code 10, For Metals and Metal Products” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding June 2001 by four months.

M	=	The “Producer Price Index, Code 10, For Metals and Metal Products” for the month preceding the month of delivery or other date of determination by four months.

Eo	=	The “Producer Price Index, Code 5, For Fuel and Related Products and Power” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding June 2001 by four months.

E	=	The “Producer Price Index, Code 5, For Fuel and Related Products and Power” for the month preceding the month of delivery or other date of determination by four months.

2.	The values of the factors [*]

respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3.	If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistics.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

4.	The Basic Contract Prices contained in this Exhibit B-2 are subject to escalation from a Base Month of January 1997 to the month of delivery using Lo, Mo and Eo values for September 1996.

5.	If the application of the formula contained in this Exhibit B-3 results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.

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EXHIBIT C

PRODUCT SUPPORT PLAN

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

PRODUCT SUPPORT

FOR THE

V2500 ENGINE

IAE INTERNATIONAL AERO ENGINES AG

Issue No. 6

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TABLE OF CONTENTS

I.	INTRODUCTION		ii

II.	CUSTOMER SUPPORT		1

	•	Customer Support Manager
	•	Customer Support Representatives
	•	Customer Training
	•	Engine Maintenance Management
	•	Operations Monitoring
	•	Special Programs

III.	BUSINESS SUPPORT		6

	•	Engine Warranty Services
	•	Maintenance Center Support
	•	Maintenance Facilities Planning Service
	•	Engine Reliability and Economic Forecasts
	•	Logistics Support Studies
	•	Lease Engine Program

IV.	TECHNICAL SERVICES		9

	•	Technical Services
	•	Powerplant Maintenance
	•	Customer Performance
	•	Diagnostic Systems
	•	Human Factors
	•	Flight Operations
	•	Repair Services
	•	Tooling and Support Equipment Services
	•	Product Support Technical Publications

V.	SPARE PARTS		20
	•	Spare Parts Support

PRODSUP	i

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I. INTRODUCTION

IAE International Aero Engines AG (IAE) will make the following support personnel and services available to the V2500 engine customer: Flight Operations, Customer Performance, Customer Support Representatives, Customer Maintenance Support, Technical Services, Powerplant Maintenance, Service Data Analysis, Human Factors, Repair Services, Warranty Administration, Maintenance Facilities Planning, Tooling and Support Equipment Services, Product Support Technical Publications, Customer Training, Spare Parts Support and Maintenance Center Support.

To make these support services readily available to you, our customer, in the most efficient manner, the Customer Support Group has been established and assigned primary responsibility within IAE for customer liaison. A Customer Support Manager is assigned to maintain direct liaison with each individual Customer. A description of the various product support services available to each customer follows.

IAE reserves the right to withdraw or modify individual services described herein at any time at its sole discretion. No such withdrawal or modification shall diminish the level of services and support which the Customer may be entitled to receive with respect to V2500 Engines for which a firm order has been placed with IAE or with respect to Aircraft with installed V2500 Engines for which a firm order has been placed with the Aircraft Manufacturer, prior to the announcement of any such withdrawal or modification. Should IAE retract or diminish the benefits of this Product Support Plan with respect to unexercised Rolling Option Aircraft, AAH shall be entitled to purchase such unexercised Rolling Option Aircraft with non-IAE provided engines.

Unless stated to the contrary elsewhere in the Contract to which this Product Support plan is attached or in this Product Support plan itself, reasonable quantities of the services described herein are provided at no cost to the Customer.

PRODSUP	ii

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II. CUSTOMER SUPPORT

CUSTOMER SUPPORT MANAGER

The Customer Support Manager provides a direct liaison between the airline customer’s Engineering, Maintenance, Operations, Logistics, Commercial and Financial organizations and the corresponding functions within IAE. The Customer Support Manager assigned to each airline is responsible for coordinating and monitoring the effort of the Product Support Department functional organization to achieve timely and responsive support for the airline.

The Customer Support Manager provides the following specific services to the airline customer:

•	Readiness Program and planning prior to EIS

•	Technical recommendations and information.

•	Engine Maintenance Management Plans

•	Refurbishment, Modification and Conversion program planning assistance.

•	Coordination of customer repair, maintenance and logistics requirements with the appropriate Product Support functional groups.

•	Assist with critical engine warranty/service policy claims.

The Customer Support Manager will represent the airline customer in IAE internal discussions to ensure that the best interests of the customer and IAE are considered when making recommendations to initiate a program, implement a change or improvement in the V2500 engine.

CUSTOMER SUPPORT REPRESENTATIVES

IAE Customer Support Representatives provide the following services to the airline customer:

•	24 Hour Support

•	Maintenance Action Recommendations

•	Daily Reporting on Engine Technical Situations

•	On-The-Job Training

•	Service Policy Preparation Assistance

•	Prompt Communication with IAE

ENGINE MAINTENANCE SUPPORT SERVICE

Customer Support Representatives assist airline customer personnel in the necessary preparation for engine operation and maintenance. The Representative, teamed with a Customer Support Manager will work closely with the airplane manufacturer’s support team particularly during the initial period of aircraft operation. Representatives are in frequent contact with the IAE offices on technical matters. Information and guidance received from the home office is transmitted promptly to the airline which allows the airline to share in all related industry experience.

The practice permits immediate use of the most effective procedures and avoidance of unsuccessful techniques. The IAE office contact ensures that IAE Representatives know, in detail, the latest and most effective engine maintenance procedures and equipment being used for maintenance and overhaul of V2500 engines. They offer technical information and recommendations to airline personnel on all aspects of maintenance, repair, assembly, balancing, testing, and spare parts support of IAE.

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ON-THE-JOB TRAINING

Customer Support Representatives will conduct on-the-job training for the airline’s maintenance personnel. This training continues until the maintenance personnel have achieved the necessary level of proficiency. Training of new maintenance personnel will be conducted on a continuing basis.

SERVICE POLICY ADMINISTRATION

Customer Support Representatives will provide administrative and technical assistance in the application of the IAE Engine and Parts Service Policy to ensure expeditious and accurate processing of airline customer claims.

CUSTOMER TRAINING

IAE Customer Training offers airline customers the following support:

•	Technical Training at Purpose Built Facilities

•	On-site Technical Training

•	Technical Training Consulting Service

•	Training Aids and Materials

TRAINING PROGRAM

The IAE Customer Training Center has an experienced full-time training staff which conducts formal training programs in English for airline customers’ maintenance, training and engineering personnel. The standard training programs are designed to prepare customer personnel, prior to the delivery of the first aircraft, to operate and maintain the installed engines. Standard courses in engine operation, line maintenance, modular maintenance, performance and trouble-shooting are also available throughout the production life of the engine. The courses utilize the latest teaching technology, training aids and student handouts. IAE Customer Support will coordinate the scheduling of specific courses as required. Training at the Customer Training Center is provided to a limit of 50 mandays per Aircraft firmly ordered. This amount can be reviewed periodically to determine if additional no charge training is required. The following is the curriculum of standard courses available. On-site technical training, technical training consulting services and customized courses may be provided upon customer request and subject to separate contractual arrangements or possibly at no cost on a case-by-case basis taking into consideration regional requirements and other factors.

General V2500 Familiarization

This two day course is designed for experienced gas turbine personnel who will be responsible for planning, provisioning and maintenance of the V2500 engine. This course is also designed to appropriately familiarize key staff, supervisory and operations planning personnel and flight crews. Discussions are concentrated in the following subject areas:

•	Engine construction features internal and external hardware.

•	Engine systems operation, major components accessibility for removal/replacement.

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•	Operational procedures

•	Performance characteristics

•	Maintenance concepts, repair and replacement requirements and special tooling.

The course is normally conducted in preparation for fleet introductory discussions in the provisioning of spares and tooling, training and line maintenance areas to acquaint the customer with the engine, its systems, operations and procedures.

Line Maintenance and Troubleshooting

This course is designed for key line maintenance and troubleshooting personnel who have not received previous formal training on the V2500 engine. The classroom phases provide the student with the information essential for timely completion of line maintenance activities and the procedures for effective troubleshooting and correction of malfunctions in the V2500 engine systems and the engine/airframe interfaces. Classroom and shop training are provided for in the following areas:

•	Engine Description

•	Systems Operation

•	Applied Performance

•	Ground Operations

•	Troubleshooting Procedures

•	Practical Phase Line Maintenance Tasks

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V2500 Familiarization and Modular Maintenance

Provides experienced heavy maintenance personnel with engine modular disassembly and assembly training. The training is concentrated in the following subject areas:

•	Engine Description Overview

•	Engine Systems Overview

•	Heavy Maintenance Tasks *

  *     Course duration and “hands-on” coverage are contingent on the availability of an engine and required tooling.

ENGINE MAINTENANCE MANAGEMENT PLANS

Planning documents, tailored for individual operators, are developed to serve as Engine Maintenance Management Program criteria. These are directed toward the objective of ensuring cost-effective operation with acceptable post-repair test performance, providing engine reliability to achieve maximum time between shop visits, and minimizing the adverse effects to operation of inflight shutdowns and delays/cancellations. Through the institution of specific maintenance recommendations, proper engine performance, durability, and hot section parts lives can be achieved.

OPERATIONS MONITORING

The following information is available to the airline customer from the IAE Product Information Process (IP) 2 Group:

OPERATION EXPERIENCE REPORTS

IAE maintains V2500 Service Data System (SDS) data base from which selected engine operations and reliability summary reports will be developed and made available on a scheduled basis to each airline customer. Data reported by IAE Customer Support Representatives serve as input to this data base. This computerized data maintenance and retrieval system will permit:

•	A pooling and exchange of service experience for the benefit of the entire airline industry.

•	A common statistical base.

•	The selective querying of computer data files for answers to customer inquiries.

In addition to providing operations and reliability reports, SDS serves in-house programs directed at improving engine design and enhancing overall customer support, including spare parts provisioning and warranty administration.

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SPECIAL PROGRAMS

ENGINE HARDWARE RETROFIT PROGRAMS

Engine Retrofits are carried out to provide modification of engine hardware configuration when required on delivered engines. This involves assisting in the marshaling of hardware, special tools, manpower and the scheduling of engine and material to modification sites.

CONTROLLED SERVICE USE PROGRAMS AND MATERIAL SUPPORT

IAE shall assume responsibility for the planning, sourcing, scheduling and delivery of Controlled Service Use material, warranty replacement material, service campaign, material and program support material subject to the terms of special contracts with customers.

Urgent customer shipments, both inbound and outbound, are monitored, traced, routed and expedited as required. The receipt and movement of customer owned material returned to IAE is carefully controlled, thus assuring an accurate accounting at all times.

III. BUSINESS SUPPORT

The Business Support Group is dedicated to providing prompt and accurate assistance to you, our V2500 airline customer. This Group provides the following categories of assistance and support to the V2500 airline customer:

•	Engine Warranty Services

•	Maintenance Support

•	Lease Engine Program

•	Engine Reliability and Economic Forecasts

•	Logistic Support Studies

ENGINE WARRANTY SERVICES

Engine Warranty Services will provide the following support for the V2500 engine airline customer:

•	Prompt administration of claims concerning Engine Warranty, Service Policy, other support programs and Guarantee Plans.

•	Investigation of part condition and part failure.

•	Material provisioning administration for Controlled Service Use programs and other material support.

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PROMPT ADMINISTRATION

Each airline customer is assigned a Warranty Analyst whose job is to provide individual attention and obtain prompt and effective settlements of Warranty and Service Policy claims. A typical claim properly submitted is generally settled, including issuance of applicable credit memo, within thirty days. Experience generated by much of the data derived from such claims often enables IAE to monitor trends in operating experience and to address and often eliminate potential problems.

INVESTIGATION AND REPORTS

Parts returned to IAE pursuant to the terms of the Service Policy are investigated in appropriate detail to analyze and evaluate part condition and cause of part failure. A report of findings is prepared and forwarded to the airline customer and to all IAE departments involved. In the case of vendor parts, the vendor is promptly informed. Reports often include recommendations to preclude repetition of the problem.

MAINTENANCE CENTER SUPPORT

IAE has arranged for the establishment of Maintenance Centers which are available to accomplish repairs, modifications and conversions, as well as the complete overhaul of the V2500 engine subject to IAE’s standard terms and conditions for such work.

Through the use of the IAE established Maintenance Centers and their capabilities, an operator can minimize or eliminate the need for investment in engine support areas depending on the level of maintenance he elects the Maintenance Center to perform. Savings in specific engine support areas, such as spare parts inventory, maintenance and test tooling, support equipment and test facilities, can be demonstrated. Use of Maintenance Centers can also minimize the need for off-wing maintenance and test personnel with their associated overhead.

MAINTENANCE FACILITIES PLANNING SERVICE

Maintenance Facilities Planning Service offers the following support to IAE customer:

•	General Maintenance Facility Planning Publications

•	Customized Facility Plans

•	Maintenance Facility and Test Cell Planning Consultation Services

Maintenance Facilities Planning Service provides general and customized facility planning data and consultation services. Facility Planning Manuals for the V2500 engine will present the maintenance tasks, facility equipment and typical departments floor plans showing arrangement of equipment required to accomplish the tasks for all levels of maintenance. The Facility Equipment Manual is a catalog of standard facility equipment such as lathes, process tanks, hoists, cranes, etc., which is suitable for use in the maintenance and testing of IAE engines.

Customized facility planning services and consulting services are offered subject to separate contractual arrangements. Customized facility plans are developed to meet the requirements of customers’ specific fleet sizes, activities and growth plans. The plans identify floor space, facility

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

equipment, utilities and manpower requirements. On-site surveys are conducted as a part of customized plan development to determine the adaptability of existing facilities and equipment for the desired maintenance program. These plans provide floor plan layouts to show recommended locations for work stations, major equipment, marshaling and storage areas, workflow patterns, and structural and utility requirements to accommodate all the engine models that are maintained in the customer’s shop. The Maintenance Facilities Planning Service also provides consultant services which are specifically related to the development of engine test cells, and the adaptation of existing maintenance facilities to accommodate expanding production requirements and/or new or additional IAE models.

ENGINE RELIABILITY AND ECONOMIC FORECASTS

Engine reliability and economic forecasts in the forms of predicted shop visit rates and maintenance costs will be provided to reflect the airline customers’ operating characteristics. Additionally, various analyses will be conducted to establish life probability profiles of critical engine parts, and to determine optimum part configuration and engine operating procedures. Both will be provided as requested by AAH on a reasonable basis.

LOGISTICS SUPPORT STUDIES

As required, logistics studies are conducted to assist in the planning of engine operational support. Such studies may include spare engine and spare module requirements forecasts, level of maintenance analyses, engine type economic evaluations and life cycle cost estimates.

LEASE ENGINE PROGRAM

An engine lease program will be made available to V2500 Airline Customers subject to IAE’s standard terms and conditions of lease. Pool spares will be stationed at selected locations to assure emergency protection against aircraft-on-ground (AOG) situations or to provide supplemental support during “zero spares” conditions. The lease engines will incorporate the highest maintenance standards and configuration levels. Availability will be subject to prior demand, however, the program logistics will be continually reviewed to assure the most effective deployment of available pool engines.

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IV. TECHNICAL SERVICES

The Technical Services Group provides the following categories of technical support to the airline customer:

•	Technical Services

•	Powerplant Maintenance

•	Customer Performance

•	Diagnostic Systems

•	Human Factors

•	Flight Operations

•	Repair Services

•	Tooling and Support Equipment Services

•	Technical Publications

TECHNICAL SERVICES

Technical Services is responsible for the overall technical support to the customers. The following services are provided:

•	Technical Problem Identification/Corrective Action Implementation

•	Technical Communication

•	Engine conversion Program Definition and Management

•	Engine Upgrade and Commonality Studies

•	Engine Incident Investigation Assistance

TECHNICAL SERVICES

Technical information supplied through IAE Customer Support Representatives, Customer Support Managers, customer correspondence and direct meetings with airlines’ representatives permits assessment of the factors involved in technical problems and their impact on engine reliability and operating costs. Resolution of these problems is coordinated with responsible groups within IAE and the necessary corrective action is defined. In certain situations the corrective action involves the establishment of Service Evaluation programs for proposed modifications, and the establishment of warranty assistance programs in conjunction with the IAE Warranty Administration Group. Technical Services will assist customers in the implementation of recommended corrective action and improvements principally through official IAE technical communications, and direct customer contact.

TECHNICAL COMMUNICATIONS

Technical Services is responsible for the release of technical communications. Primary communication modes involves release of limits and procedures through engine and maintenance manual revisions and the requirements associated with engine upgrade and/or conversion, durability and performance improvements, and problem resolution through Service Bulletins is provided by All Operator Letters and/or wires or direct technical written response to individual customer inquiries.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

ENGINE CONVERSION PROGRAMS

Technical Services defines minimum configuration levels for conversion of service engine models. They serve to assist the customer with the implementation of conversion programs into existing fleets by providing preliminary planning cost estimates and technical planning information regarding tooling, material and instructional requirements. Conversion programs are monitored for problem areas and Technical Services initiates and implements corrective action as may be necessary.

ENGINE INCIDENT INVESTIGATION ASSISTANCE

Assistance is provided to an airline in conducting engine incident investigations in responding to the requirements of the appropriate Air Worthiness authority.

LINE MAINTENANCE AND TROUBLESHOOTING

Line Maintenance and Troubleshooting Seminars can be conducted at the IAE Training Center with the objective of improving line maintenance effectiveness fleetwide. Specialized training on V2500 line maintenance and troubleshooting can be provided through on-site workshops by special contractual arrangement or can be part of the Training Programs described above in the CUSTOMER TRAINING section.

Troubleshooting support is provided primarily through powerplant troubleshooting procedures which are published in IAE and airframe manufacturers manuals. When an airline encounters an engine problem and corrective action taken has not been effective, more direct support in troubleshooting and maintenance can also be provided to the customers line maintenance personnel. Instructions on V2500 powerplant troubleshooting and maintenance can also be provided to customers line maintenance personnel.

AIRLINE SHOP MAINTENANCE

Reviews of shop practices and procedures of individual airlines can be conducted to determine the most efficient and cost-effective methods for maintenance and repair of the V2500 in the environment in which the airline must maintain that engine.

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POWERPLANT MAINTENANCE

Powerplant Maintenance covers responsibility for maximizing engine maintainability, establishing maintenance concepts and requirements and providing maintenance support plant for IAE. This group provided the following services:

•	Definition of Maintenance Tasks and Resource Requirements

•	Planning Guides

Powerplant Maintenance conducts design reviews and comprehensive maintenance analysis of new engine designs and engine design changes to maximize engine maintainability consistent with performance, reliability, durability and life cycle cost considerations. Maintenance concepts, requirements and tasks are established to minimize maintenance costs. This group represents the customer’s maintainability interests in internal IAE operations and upon request will assist the customer in resolving specific maintenance task problems.

PROGRESSIVE MAINTENANCE PLANNING

Powerplant Maintenance also provides Planning Guides based upon Maintenance Task Analysis. The guides present engine maintenance requirements, their subordinate tasks and the required resources to accomplish on-aircraft engine maintenance and the off-aircraft repair of engines by modular section/build group replacement. Maintenance requirements are also presented for the refurbishment of modular section/build group by parts replacement, the complete repair of parts, the refurbishment of accessory components and for engine testing. The data in the Planning Guides is presented in a manner that is primarily intended to assist new operators by providing a phased introduction of new engines into their shops and to capitalize on the design maintainability features for the engine when they are developing their maintenance plans.

Powerplant Maintenance Engineering will assist new operators in planning a gradual, technically feasible, and economically acceptable expansion from line maintenance of installed engines through the complete repair of parts and accessory components.

CUSTOMER PERFORMANCE

Customer Performance provides for the following types of technical assistance to the airline customer:

•	Engine Performance Analysis Computer Programs for Test Cell Use

•	Test Cell Correlation Analysis and Correction Factors

•	Engine Stability Procedures and Problem Analysis

Although much of the above support is provided in the form of procedures, data and recommendations in various publications, the group also answers inquiries of a performance nature which are forwarded to IAE by individual customers.

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ENGINE PERFORMANCE ANALYSIS

Technical support is provided in a number of areas related to operational suitability including the development of the test requirements and performance limits for the Adjustment and Test Section of the Engine Manual. Computer programs that will assist the operator in analyzing engine performance using test cell data can be provided subject to IAE then current standard license fees and Terms and Conditions.

TEST CELL CORRELATION

Technical assistance is provided to the customer for developing appropriate corrections to be used for specific test configurations at customer owned test cell facilities. Reports are provided presenting correlation analyses and IAE recommended test cell corrections which permit comparison of the performance of customer tested engines with the respective Engine Manual limits and guarantee plan requirements.

ENGINE STABILITY

Technical support is provided to ensure that engine stability and starting reliability are maintained. Service evaluation programs for proposed improvements are initiated and monitored to determine their effectiveness. In addition, problems relating to engine control systems which impact engine stability and performance are analyzed.

DIAGNOSTIC SYSTEMS

Diagnostic Systems is responsible for the technical support of customer acquisition of inflight engine data and the assessment of engine performance through the use of that data. Diagnostic Systems personnel provide the following services:

•	Guidance to help customers define their engine monitoring system requirements.

•	Development of hardware specifications and computer programs (by separate contractual arrangement) to satisfy engine diagnostic requirements.

•	Coordination of all IAE airborne diagnostic support activity.

GUIDANCE IN DEFINING ENGINE MONITORING SYSTEMS REQUIREMENTS

Diagnostic Systems can provide consultation services to assist the customer in defining his engine condition and performance monitoring requirements and in selection of appropriate hardware and software systems to meet those requirements and options between the customer, airframe manufacturer, and Airborne Integrated Data System (AIDS) manufacturer.

DEVELOPMENT AND COORDINATION

Diagnostic Systems personnel can develop hardware specification and make computer software available to accomplish Engine Condition Monitoring (ECM) and performance analysis of engine modules using AIDS data. Engine condition monitoring procedures, of both the manual and computerized variety can also be developed and provided in support of the customer’s selected method of engine condition monitoring. Computer software will be provided to the customer subject to IAE’s then current standard license fees and Terms and Conditions.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

Diagnostic Systems personnel also coordinate activities of cognizant functional groups at IAE to provide engine related information to the customer, airframe manufacturer, and AIDS equipment vendor during the planning, installation, and operation of AIDS.

HUMAN FACTORS

Human Factors supplies data on task time and skill requirements necessary for accomplishing maintenance procedures.

Task data provided includes estimates of the man-hours, elapsed time and job skills necessary to accomplish maintenance tasks as described in IAE’s Manual and Service Bulletins. Data is supplied for “on” and “off” aircraft maintenance tasks up to modular disassembly/assembly. Additional selected task data can be supplied on disassembly/assembly to the piece part level and on parts repair. In addition, the group can help solve problems related to skill requirements, body dimensions, or excessive man-hours encountered in accomplishing maintenance tasks.

FLIGHT OPERATIONS

Flight Operations provides the airline customer with the following technical assistance concerning installed engine operations:

•	Introduction of new equipment

•	Problem resolution and assistance with in-service equipment

•	Contractual commitment and development program support

•	Publication of engine operations literature and performance aids

NEW EQUIPMENT

In accordance with customer needs, Flight Operations can provide on-site assistance in the training of operations personnel and help in solving engine operational problems that might arise during the initial commercial service period. Such assistance can include participation in initial delivery flights, engine operational reviews, and flight crew training activity.

PROBLEM RESOLUTION - IN-SERVICE EQUIPMENT

In accordance with a mutually agreed upon plan, Flight Operations can perform cockpit observations to identify or resolve engine operating problems and to assess installed engine performance.

CONTRACTUAL SUPPORT AND DEVELOPMENT PROGRAMS

As required, Flight Operations can assist in evaluating installed engine performance relative to contractual commitments and engine improvements which have an impact on engine operations.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

PUBLICATION SUPPORT

Flight Operations is responsible for the issuance of Engine Operating Instructions and correspondence pertaining to inflight engine operations. Such material is coordinated with the airframe manufacturers as required. Special Presentations and Reports are also issued, as required, to support the activity described above.

REPAIR SERVICES

Repair Services provides the following support to the airline customers:

•	Coordinated Repair Development Activity

•	Customer Assistance on Repair Procedures and Techniques

•	Qualification of Repair Sources

•	Repair Workshops

•	Repair Development List

COORDINATION OF REPAIR DEVELOPMENT

Repair Services provide direct contact with all sources that initiate repair schemes. The Group coordinates with representatives of Engineering and Support Services disciplines in identifying repair needs, evaluating various repair options and establishing repair development procedures and schedules. The Group participates in setting repair evaluation and approval requirements. When the repair is approved and substantiating data is documented, Repair Services releases the repair to the Engine Manual.

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TECHNICAL ASSISTANCE

Repair Services provides daily communications with airline customers via technical responses to inquiries direct from the airline or through our Customer Support Representative office at the airline facility. In addition, Repair Services make periodic visits to airline repair facilities to discuss new repairs under development, answer specific questions posed by the particular facility and review actual parts awaiting a repair/scrap decision. Occasionally, Repair Services make special visits to customer facilities to assist in training customer personnel in accomplishing particularly complex repairs.

QUALIFICATION OF REPAIR SOURCES

Repair Services coordinates the qualification of repair sources for repairs proprietary to IAE or to an outside repair agency. They also perform a review of the qualifications of repair sources for critical, nonproprietary repairs for which a source demonstration is deemed necessary. The group participates in negotiation of the legal and business agreements associated with these qualification programs.

TOOLING AND SUPPORT EQUIPMENT SERVICES

The Tooling and Support Equipment Services Group assists the customer by providing the following services:

•	Support Equipment Manufacturing/Procurement Documentation

•	Engine Accessory Test Equipment and Engine Transportation Equipment Specifications

•	Support Equipment Logistics Planning Assistance

SUPPORT EQUIPMENT DOCUMENTATION

The tooling and Support Equipment Services Group designs the special support equipment required to disassemble, assemble, inspect, repair and test IAE engines. Special support equipment design drawings and Support Equipment Master Data Sheets, which describe how to use the support equipment, are supplied to customers in the form of 35mm aperture cards. Support equipment designs are kept current with engine growth, and tool Bulletins are issued to customers as part of continuing configuration management service. Updated Design and Master Data Sheets Aperture Cards and Tool Bulletins are periodically distributed to all IAE customers.

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ENGINE ACCESSORY TEST EQUIPMENT AND ENGINE TRANSPORTATION EQUIPMENT REQUIREMENTS

Engine accessory test equipment and engine transportation equipment general requirements and specifications are defined and made available to IAE customers. If requested, the Tooling and Support Equipment Group will assist customers in the definition of engine accessory test and engine transportation equipment required for specific IAE needs.

SUPPORT EQUIPMENT LOGISTICS PLANNING ASSISTANCE

The Tooling and Support Equipment Group will provide, at the customer’s request, special support equipment lists which reflect the customer’s unique requirements such as mix of engine models and desired level of maintenance to aid in support equipment requirements planning.

TECHNICAL PUBLICATIONS

IAE and its subcontractors produce publications and maintenance information as described below to support the maintenance and modification requirements of the airline customer. The publications are prepared in general accordance with Air Transport Association of America (ATA) Specification No. 100. The necessary quantities of manuals and media options will be available subject to IAE’s current terms and conditions.

ON-WING MAINTENANCE DATA

IAE supplies the airplane manufacturer with all the necessary information required to perform “On-Aircraft” engine maintenance, troubleshooting, and servicing. This information is developed through close coordination between the airplane manufacturer and IAE and is integrated by the airplane manufacturer into his maintenance publications.

TECHNICAL PUBLICATIONS

Listed and described below are the publications that will be made available to support the airline customer’s maintenance program:

Engine Manual

The Engine Manual is a document which will be structured in accordance with ATA 100 section 2-13-0 with JEMTOSS applied in accordance with section 2-13-14. Potential customer applications will be applied. The manual will provide in one place the technical data requirements for information needed to maintain the engine and the maximum potential number of parts that could, regardless of design responsibility, remain with the engine when it is removed from the airplane. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals. Customized Engine Manuals can be prepared to incorporate customer originated material related to data or procedures originated by or peculiar to a specific IAE customer. Such customized Manuals are provided by separate contractual arrangements. Customer material authorized by the appropriate Airworthiness Authorities can be incorporated into customized Manuals and will be identified in the margin by the customer’s initials.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

Standard Practices Manual

The Standard Practices Manual supplements the Engine Manual by providing, in a single document, all IAE recommended or approved general procedures covering general torques, riveting, lockwiring, cleaning policy, inspection policy standard repairs, etc., and marking of parts.

Illustrated Parts Catalog

The Illustrated Parts Catalog will be structured in accordance with ATA 2-14-0 and is a document which is used in conjunction with the Engine Manual for the identification and requisitioning of parts and assemblies. Its ATA structure is to be compatible with the Engine Manual Structure. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.

IAE Proprietary Component Maintenance Manuals

These manuals will be structured in accordance with ATA 2-5-0 and will cover data for chapters other than 71, 72, and 78.

Subcontractor Component Maintenance Manuals

These manuals will be structured in accordance with ATA 2-5-0 and are prepared directly by the accessory manufacturers. All accessory data is subject to IAE prepublication review and approval.

Engine and Accessory Component service Bulletins

Each Engine and Accessory Component Service Bulletin will be produced in accordance with ATA 2-7-0. They will cover planning information, engine or component effectivity, reason for Bulletin, recommended compliance, manpower requirements, and tooling information relating to parts repair or modification. Subcontractor prepared Accessory Component Service Bulletins are reviewed by IAE prior to issuance. Alert Service Bulletins will be issued on all matters requiring the urgent attention of the airline customer and will generally be limited to items affecting safety. The Bulletin will contain all the necessary information to accomplish the required action.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

Operating Instructions

Engine operating instructions are presented in the form of General Operating Instructions supplemented by V2500 Specific Engine Operating Instructions which provide operating information, procedures, operating curves and engine limits.

Facilities Planning and Facility Equipment Manuals

The Facilities Planning Manual outlines the requirements for engine/component overhaul, maintenance, and test facilities in terms of basic operations, processes, time studies and equipment. The Facility Equipment Manual lists and describes the facility equipment used for engine maintenance, overhaul and repair.

Support Equipment Numerical Index

The Indexes, prepared for each major engine model, provide a listing, in numeric sequence, by maintenance level, of all IAE ground support equipment required to maintain and overhaul the engine. The Listings are cross-indexed to the applicable engine dash model and to the chapter and section of the Engine Manual.

Publications Index

This index contains a listing of available technical manuals covering components of the V2500 Nacelle.

Service Bulletin Index

This index will be in a format and on a revision schedule as determined by IAE.

Computer Software Manual

Data, will be supplied in accordance with ATA 102 revision 2 except where such data are prohibited due to proprietary or Government restrictions.

Vital Statistics Logbook

The VSL provides the following information for each production engine, in an electronic readable format and/or as hard copy printout:

•	Identification of major engine and nacelle components by part number, serial number and ATA - location.

•	Engine Test Acceptance Certificate.

•

List of all incorporated serialized parts by part number, serial number and ATA - Location. This list also includes an Industry Item List to identify specific parts by part number, serial number and ATA - Location which the airline customer may choose to monitor during the engine operational life. The parts listed represent approximately 80% of engine total value.

•	List of all incorporated life limited parts by part number, serial number and ATA - location.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

•	List of all Service Bulletins that were incorporated during initial build of each new engine.

•	List of all Service Bulletins that were not incorporated.

•	List of all saleable pick level engine parts, identifying those parts for which Service Bulletins and service instructions have been issued.

REVISION SERVICES

Regular, temporary, and “as required” revisions to technical publications will be made during the service life of IAE equipment. The utilization of advanced techniques and equipment provides the airline customer with expedited revision service.

DISTRIBUTION MEDIA OPTIONS

The primary medium for available IAE technical publications is roll microfilm at 24:1 reduction or magnetic tape. Media options such as microfilm at 36:1 reduction, microfiche, and two side or one-sided paper copy of reproducible quality will be available for procurement at established prices.

V. SPARE PARTS

SPARE PARTS SUPPORT

The Spare Parts Group provides the following categories of spare parts support to airline customers:

•	Individual Customer Account Representatives

•	Provisioning

•	Planning

•	Order Administration

•	Spare Parts Inventory

•	Effective Expedite Service

•	Worldwide Distribution

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

ACCOUNT REPRESENTATIVE

An Account Representative is assigned to each customer using IAE equipment. This representative provides individualized attention for effective spare parts order administration, and is the customer’s interface on all matters pertaining to new part planning and procurement. Each representative is responsible for monitoring each assigned customer’s requirements and providing effective administrative support. The Account Representatives are thoroughly familiar with each customer’s spare parts ordering policies and procedures and are responsible for ensuring that all customer new parts orders are processed in an effective manner.

SPARE PARTS PROVISIONING PLANNING

Prior to delivery of the first new aircraft to an airline customer, preplanning discussions will be held to determine the aircraft/engine program, and engine spare parts provisioning and order plans. Mutually agreed upon provisioning target dates are then established and on-time completion tracked by the Customer Account Representative with the assistance of logistics specialists in Spare Parts Provisioning and Inventory Management. Meetings are held with airline customers at a mutually agreeable time to review suggested spare parts provisioning lists prepared by spare parts Provisioning. These lists are designed to support each customer’s particular fleet size, route structure and maintenance and overhaul program.

ORDER ADMINISTRATION

IAE subscribes to the general principles of Air Transport Association of America (ATA) Specification No. 200, Integrated Data Processing - Supply. The procedures of Air Transport Association of America (ATA) Specification No. 200 may be used for Initial Provisioning, (Chapter II) Order Administration (either Chapter III or Chapter VI) Invoicing (Chapter IV).

A spare parts supply objective is to maintain a 90 percent on-time shipment performance record to our published lead times. The lead time for replenishment spare parts is identified in the IAE spare Parts Price Catalog. Initial provisioning spare parts orders should be placed at least six months prior to required delivery, while conversions and major modifications require full manufacturing lead times.

The action to be taken on emergency requests will be answered as follows:

•	Aircraft-On-Ground (AOG) - within four hours (in these instances every effort is made to ship immediately).

•	Critical (Imminent Aircraft-On-Ground (AOG) or Work Stoppage) — Within 24 hours.

•	Stock Outage — Within seven working days (these items are shipped as per customer request).

SPARE PARTS INVENTORY

To ensure availability of spare parts in accordance with published lead time, spare parts provisioning maintains a modern, comprehensive requirements planning and inventory management system which is responsive to changes in customer demand, special support programs and engineering design. Organized on an engine model basis, this system is intended to maintain part availability for delivery to customers consistent with published lead times.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

A majority of parts in the spare parts inventory are continually controlled by an Automatic Forecasting and Ordering System. Those parts which do not lend themselves to automatic control due to supercedure, unusual usage or conversion requirements are under the direct manual control of Spares Planning personnel. As additional protection against changes in production lead time or unpredicted demand, certain raw materials are also inventoried. Successful inventory management is keyed to accurate requirements planning. In support of the requirements planning effort, a wide ranging data retrieval and analysis program is offered. This program concerns itself both with the customer logistics and technical considerations as follows:

•	Forecasts of life limited parts requirements are requested and received semi-annually from major customers.

•	Engine technical conferences are held frequently within IAE to assess the impact of technical problems on parts.

•	For a selected group of parts a provisioning conference system is offered which considers actual part inventory change, including usage and receipts, as reported monthly by participating customers.

PACKAGING

All material is packaged in general compliance with Air Transport Association of America (ATA) Specification No. 300.

WORLD AIRLINE SUPPLIERS’ GUIDE

IAE subscribes to the supply objectives set forth in the World Airlines Supplier’s Guide published by the Air Transport Association of America (ATA).

IAE requires that its proprietary component vendors also perform in compliance with the precepts of the World Airline Suppliers’ Guide.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D

WARRANTIES, GUARANTEES AND PLANS

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-1

V2500 ENGINE AND PARTS SERVICE POLICY

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

IAE

INTERNATIONAL AERO ENGINES AG

V2500 ENGINE AND PARTS SERVICE POLICY

Issued: October 25, l985

Revised: June, 1996

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

IAE

INTERNATIONAL AERO ENGINES AG

V2500 ENGINE AND PARTS SERVICE POLICY

This Engine and Parts Service Policy (“Service Policy”) is a statement of the terms and conditions under which IAE International Aero Engines AG (“IAE”) will grant the Operators of new V2500 Engines certain Allowances and adjustments in the event that Parts of such Engines suffer Failure in Commercial Aviation Use, or in the event that a Parts Life Limit is established or reduced. This Service Policy becomes effective for the Operator’s first new V2500 Engine.

This Service Policy is divided into seven sections:

Section I	describes the Credit Allowances which will be granted should the Engine suffer a Failure.	Page 1

Section II	describes the Credit Allowances which will be granted should a Primary Part Suffer a Failure.	Page 4

Section III	lists the Class Life for those Primary Parts for which Credit Allowances will be granted.	Page 5

Section IV	describes the Credit Allowances which will be granted when the establishment or reduction of a Parts Life Limit is mandated.	Page 7

Section V	describes the Credit Allowances and adjustments which will be granted when IAE declares a Campaign Change.	Page 9

Section VI	contains the definitions of certain words and terms used throughout this Service Policy. These words and terms are identified in the text of this Service Policy by the use of initial capital letters for such words and terms.	Page 12

Section VII	contains the general conditions governing the application of this Service Policy.	Page 18

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

*	[Twenty-one pages have been omitted in accordance with a request for confidential treatment]

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-2

V2500 NACELLE AND PARTS SERVICE POLICY

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

*	[Nine pages have been omitted in accordance with a request for confidential treatment.]

1988

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-3

NON-INSTALLATION ITEMS WARRANTY

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-3

WARRANTY FOR SPECIAL TOOLS AND GROUND EQUIPMENT

[*]

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-4

V2500 RELIABILITY GUARANTEE

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500 RELIABILITY GUARANTEE

I	INTRODUCTION

IAE assures AAH that by the end of the [*] period commencing with AAH’s first commercial operation of Aircraft powered by V2500 Engines, the cumulative Engine Shop Visit Rate will not exceed a Guaranteed Rate of [*] Eligible Engine flight hours. Under this Guarantee, if the cumulative Engine Shop Visit Rate exceeds the Guaranteed Rate, IAE will credit AAH’s account with IAE an amount of [*] U.S. Dollars for each Eligible Engine Shop Visit determined to have been in excess of the Guaranteed Rate.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee will start on the date AAH initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate [*] from that date.

B.	Eligible Engines

The Engines that will be Eligible under this Guarantee shall be installed and Spare Engines which are owned or operated by AAH during the Period of Guarantee and which have been acquired new pursuant to the Contract to which this Guarantee is attached or that certain Purchase Agreement dated 19 March 1998 between AAH and the Aircraft Manufacturer for delivery of Aircraft (the “Aircraft Purchase Agreement”). The Engines shall remain Eligible provided that AAH or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest V2500 Maintenance Management Plan for AAH.

C.	Eligible Shop Visits

Eligible Shop Visits shall comprise the shop visits of Eligible Engines required for the following reasons:

1.	a Failure of a Part in such Eligible Engines;

2.	foreign object damage caused by the ingestion of birds, hailstones or runway gravel;

3.	an Airworthiness Directive issued by the applicable Certification Authority; and

4.	maintenance as recommended by IAE.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

D.	Reporting of Engine Shop Visits and Engine Flight Hours

Eligible Shop Visits shall be reported to IAE by AAH within [*] after the date of such Engine Shop Visit using IAE Form SVR Rev 1. July 95 (or in a substantially similar format) together with such other information as may be needed to determine the Eligibility of the Engine Shop Visit. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Engine Shop Visit, supporting information will be furnished.

Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by AAH within [*] after each month’s end to IAE on IAE Form SVR Rev 1. July 95 unless other procedures are established for the reporting of flight hours.

E.	Credit Allowance Calculation

A credit of [*] will be granted by IAE for each Eligible Engine Shop Visit determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than [*] after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Engine Shop Visit records and Eligible Engine flight hour information have been reported to IAE.

Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against AAH’s account with IAE. Credits and debits will be applied to AAH’s account with IAE not later than thirty (30) days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

Credit Allowance = (AR - GR) x [*]

where:

AR =	Total Eligible Engine Shop Visits during the period of the calculation.

GR = [*] x total Engine flight hours accumulated on Eligible Engines during the period of the calculation.

(NOTE:	GR will be rounded to the nearest whole number.)

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

III	DEFINITIONS AND GENERAL CONDITIONS

All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines and Engine Shop Visits excluded by the General Conditions of the Policy shall be excluded from this Guarantee except that Engine Shop Visits resulting from ingestion of birds, hailstones or runway gravel shall be included as Eligible under this Guarantee.

IV	SPECIFIC CONDITIONS

A.	The Guaranteed Rate is predicated on the use by AAH of:

[*]

B.	IAE and AAH acknowledge that, as of the date of this Contract, the current operations of the Grupo TACA Airlines do not give rise to a material variation in the Specific Conditions upon which the Guaranteed Rate is predicated. However, IAE reserves the right to make appropriate adjustments to the Guarantee Rate if there is, during the Period of Guarantee, a variation from the conditions upon which the Guaranteed Rate is predicated which results in a material change to IAE’s risk. In addition, the Guaranteed Rate shall no longer apply to any Engine that is no longer owned by AAH or operated by a Grupo Taca Airline. The methodology to be used in such case will be similar in all material respects to the methodology used in determining the original Guaranteed Rate [*], will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original Guaranteed Rate.

C.	In the event credits are issued under Section II, such credits will first to the extent reasonably required be dedicated to the procurement of Parts identified within a reasonable time aimed at correction of the situations contributing to excess Engine Shop Visits. Accordingly, AAH and IAE will establish jointly the modifications or Parts to be selected, and AAH will incorporate the changes into Eligible Engines. Otherwise, such credits may be used to procure Supplies or services from IAE.

V	EXCLUSION OF BENEFITS

The intent of this Guarantee is to provide specified benefits to AAH as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AAH from IAE or any third-party. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AAH from any third-party, AAH may receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-5

V2500 DELAY AND CANCELLATION GUARANTEE

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500 DELAY AND CANCELLATION

I	INTRODUCTION

IAE assures AAH that by the end of the [*] period commencing with AAH’s first commercial operation of Aircraft powered by V2500 Engines, the cumulative Engine-caused Delay and Cancellation Rate will not exceed a Guaranteed Rate of [*] Aircraft departures. Under this Guarantee, if the cumulative Engine-caused Delay and Cancellation Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit AAH’s account with IAE an amount of $[*]U.S. Dollars for each excess Eligible Delay and Cancellation determined to have been in excess of the Guaranteed Rate.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee will start on the date AAH initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate [*] from that date.

B.	Eligible Engines

The Engines that will be Eligible under this Guarantee shall be installed and Spare Engines which are owned or operated by AAH during the Period of Guarantee and which have been acquired new pursuant to the Contract to which this Guarantee is attached or the Aircraft Purchase Agreement. The Engines shall remain Eligible provided that AAH or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest V2500 Maintenance Management Plan for AAH.

C.	i) Eligible Delay

An Eligible Delay shall occur when by a Failure of a Part in an Eligible Engine installed in an Aircraft is the sole cause of a delay in the final Departure of that Aircraft by more than [*] after its programmed Departure in either of the following instances:

1)	an originating flight departing later than its scheduled Departure time; or

2)	a through flight or a turnaround flight remaining on the ground longer than its scheduled ground time.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

C. ii) Eligible Cancellation

A single Cancellation shall occur when a Failure of a Part in an Eligible Engine installed in an Aircraft is the sole cause of the elimination of a Departure in either of the following instances:

1)	cancellation of a trip comprising a single flight leg; or

2)	cancellation of any or all of the flight legs of a multiple leg trip.

C. iii)

A Departure which is canceled after an Eligible Delay shall be an Eligible Cancellation not an Eligible Delay.

C. iv)

Consecutive Delays and Cancellations for the same problem because corrective action had not been taken will be excluded.

D.	Departure

A Departure comprises the movement of an Aircraft from the blocks for the purpose of an intended scheduled revenue flight provided that there can be only one Departure for each intended flight leg.

E.	Reporting of Eligible Delays and Cancellations

Eligible Delays and Cancellations shall be reported to IAE by AAH within thirty (30) days after the date of such Delay or Cancellation using IAE Form DC Rev 1. July 95 (or in a substantially similar format) together with such other information as may be needed to determine the Eligibility of the Delay or Cancellation. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Delay or Cancellation, supporting information will be furnished.

Departures accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by AAH within thirty (30) days after each month’s end to IAE on IAE Form DC Rev 1. July 95 (or in a substantially similar format) unless other procedures are established for the reporting of Departures.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

F.	Credit Allowance Calculation

A credit of [*] will be granted by IAE for each Eligible Delay and Eligible Cancellation determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than [*] after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary records of Delays, Cancellation and Departure have been reported to IAE.

Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against AAH’s account with IAE. Credits and debits will be applied to AAH’s account with IAE not later than thirty (30) days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

Credit Allowance = (ADC - GDC) x [*]

Where:

ADC =	Total qualifying actual Engine Caused Delays and Cancellations claimed and accepted as eligible during the applicable period of the calculation.

GDC =	[*] x total Departures accumulated on Eligible Engines
during the applicable period of calculation.

III	DEFINITIONS AND GENERAL CONDITIONS

All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Delays and Cancellation excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV	SPECIFIC CONDITIONS

A.	The Guaranteed Rate is predicated on the use by AAH of:

1. [*].

B.

IAE and AAH acknowledge that, as of the date of this Contract, the current operations of the Grupo TACA Airlines do not give rise to a material variation in the Specific Conditions upon which the Guaranteed Rate is predicated. However, IAE reserves the right to make appropriate adjustments to the Guarantee Rate if there is, during the Period of Guarantee, a variation from the conditions upon which the Guaranteed Rate is predicated which results in a material change to IAE’s risk. In addition, the Guaranteed Rate shall no longer apply to any Engine that is no longer owned by AAH or operated by a Grupo Taca Airline. The methodology to be used in such case will be

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

similar in all material respects to the methodology used in determining the original Guaranteed Rate [*], will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original Guaranteed Rate.

C.	In the event credits are issued under Section II, such credits will first to the extent reasonably required be dedicated to the procurement of Parts identified within a reasonable time aimed at correction of the situations contributing to excess Delays and Cancellations. Accordingly, AAH and IAE will establish jointly the modifications or Parts to be selected, and AAH will incorporate the changes into Eligible Engines. Otherwise, such credits may be used to procure Supplies or services from IAE.

V	EXCLUSION OF BENEFITS

The intent of this Guarantee is to provide specified benefits to AAH as a result of the failure of Eligible Engines to achieve the delay and cancellation level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AAH from any third-party. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AAH from any third-party, AAH may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-6

V2500 INFLIGHT SHUTDOWN GUARANTEE

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500 INFLIGHT SHUTDOWN GUARANTEE

I	INTRODUCTION

IAE assures AAH that by the end of the [*] period commencing with AAH’s first commercial operation of Aircraft powered by V2500 Engines, the cumulative Engine Inflight Shutdown Rate will not exceed a Guaranteed Rate of [*] Eligible Engine flight hours. Under this Guarantee, if the cumulative Eligible Inflight Shutdown Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit AAH’s account with IAE an amount of [*] U.S. Dollars for each Eligible Inflight Shutdown determined to have been in excess of the Guaranteed Rate.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee will start on the date AAH initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate [*] from that date.

B.	Eligible Engines

The Engines that will be Eligible under this Guarantee shall be installed and Spare Engines which are owned or operated by AAH during the Period of Guarantee and which have been acquired new pursuant to the Contract to which this Guarantee is attached or the Aircraft Purchase Agreement. The Engines shall remain Eligible provided that AAH or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest V2500 Maintenance Management Plan for AAH.

C.	Eligible Inflight Shutdowns

Eligible Inflight Shutdowns shall comprise the inflight shutdown of an Eligible Engine during a scheduled revenue flight which is determined to have been caused by a Failure of a Part of such Engine. Multiple inflight shutdowns of the same Engine during the same flight leg for the same problem will be counted as one (1) Eligible Inflight Shutdown. A subsequent inflight shutdown on a subsequent flight leg for the same problem because corrective action has not been taken will be excluded.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

D.	Reporting of Eligible Inflight Shutdowns

Eligible Inflight Shutdowns shall be reported to IAE by AAH within [*] after the date of such Inflight Shutdown using a FAA Service Difficulty Report together with such other information as may be needed to determine the Eligibility of the Inflight Shutdown. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Inflight Shutdown, supporting information will be furnished.

Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by AAH within [*] after each month’s end to IAE on IAE Form TBD or a FAA Service Difficulty Report unless other procedures are established for the reporting of flight hours.

E.	Credit Allowance Calculation

A credit of [*] U.S. Dollars will be granted by IAE for each Eligible Inflight Shutdown determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty (60) days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Inflight Shutdown records and Eligible Engine flight hour information have been reported to IAE.

Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against AAH’s account with IAE. Credits and debits will be applied to AAH’s account with IAE not later than thirty (30) days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

The Credit Allowance = (AI - GI) x [*]

Where:

AI	=	Total Eligible Inflight Shutdowns during the period of the calculation;

GI	=	[*] x total Engine flight hours accumulated on Eligible Engines during the period of the calculation.

(NOTE:		GI will be rounded to the nearest whole number.)

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

III	DEFINITIONS AND GENERAL CONDITIONS

All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines and Inflight Shutdowns excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV	SPECIFIC CONDITIONS

A.	The Guaranteed Rate is predicated on the use by AAH of:

[*]

B.	IAE and AAH acknowledge that, as of the date of this Contract, the current operations of the Grupo TACA Airlines do not give rise to a material variation in the Specific Conditions upon which the Guaranteed Rate is predicated. However, IAE reserves the right to make appropriate adjustments to the Guarantee Rate if there is, during the Period of Guarantee, a variation from the conditions upon which the Guaranteed Rate is predicated which results in a material change to IAE’s risk. In addition, the Guaranteed Rate shall no longer apply to any Engine that is no longer owned by AAH or operated by a Grupo Taca Airline. The methodology to be used in such case will be similar in all material respects to the methodology used in determining the original Guaranteed Rate [*], will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original Guaranteed Rate.

C.	In the event credits are issued under Section II, such credits will first to the extent reasonably required be dedicated to the procurement of Parts identified within a reasonable time aimed at correction of the situations contributing to excess Inflight Shutdowns. Accordingly, AAH and IAE will establish jointly the modifications or Parts to be selected, and AAH will incorporate the changes into Eligible Engines. Otherwise, such credits may be used to procure Supplies or services from IAE.

V	EXCLUSION OF BENEFITS

The intent of this Guarantee is to provide specified benefits to AAH as a result of the failure of Eligible Engines to achieve the inflight shutdown level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AAH from any third-party. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AAH from any third-party, AAH may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-7

V2500 FUEL CONSUMPTION RETENTION GUARANTEE

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500-A5 FUEL CONSUMPTION RETENTION GUARANTEE

I	INTRODUCTION

IAE assures AAH that during the [*] commencing with AAH’s first commercial operation of Aircraft powered by V2500-A5 Engines, the fleet average cruise fuel consumption for Eligible Engines will not have increased by more than a Guaranteed Rate of [*]. Under this Guarantee, if the fleet average cruise fuel consumption for Eligible Engines exceeds the Interim Guaranteed Rate at the end of [*], IAE will credit AAH’s account with IAE an amount in respect of excess fuel consumed for that portion of the Period of the Guarantee that the Guarantee level has been exceeded. If the fleet average Cruise Fuel Consumption for eligible Engines exceeds the guaranteed rate at the end of [*], IAE will credit AAH’s account with IAE an amount in respect of excess fuel consumed minus any interim credit which IAE may have issued at the [*].

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee will start on the date AAH initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate [*] from that date.

B.	Eligible Engines

The Engines that will be Eligible under this Guarantee shall be installed and Spare Engines which are owned or operated by AAH during the Period of Guarantee and which have been acquired new pursuant to the Contract to which this Guarantee is attached or the Aircraft Purchase Agreement. The Engines shall remain Eligible provided that AAH or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest V2500 Maintenance Management Plan for AAH.

C.	Fuel Consumption Measurement

The inflight data required for administration of this Guarantee will be obtained by AAH during stable cruise conditions using ECM data recordings and the ECM II software available from IAE (requires the ECM sales order option from Airbus Industrie) or such other method as mutually agreed by AAH and IAE.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

Provided that:

a)	the fuel consumption data for any Eligible Engine on which the engine parameters indicate a possible malfunction (including associated Aircraft systems), other than normal gas path deterioration, that is subsequently confirmed by maintenance action will not be considered acceptable data, and

b)	data which is obviously inaccurate under normal engine monitoring practices will not be considered acceptable data; this type of data will be rejected unless AAH validity checks have established that Total Air Temperature, Fuel Flow Aircraft and Engine Bleed Systems and other Aircraft parameters are within normal operating ranges.

D.	Periodic Fleet Average Cruise Fuel Consumption Deterioration

The Periodic Fleet Average Cruise Fuel Consumption Deterioration shall be the average of the Cruise Fuel Flow Deterioration for all installed Eligible Engines for a [*] reporting period. This is to be reported to IAE every [*].

E.	Fleet Average Cruise Fuel Consumption Deterioration

The Fleet Average Cruise Fuel Consumption Deterioration is the average of the Periodic Fleet Average Cruise Fuel Consumption Deterioration values for all [*] periods during the Period of Calculation (cumulative from start of Period of Guarantee to end of the [*].

F.	Operational Data

AAH shall provide the following data to IAE as indicated during the Period of the Guarantee:

1.	Total quantity of fuel consumed by Eligible Engines during the Period (U.S. Gallons), every [*].

2.	Average cost of fuel to AAH over the Period of Guarantee (U.S. Dollars per U.S. Gallon), [*].

3.	Aircraft operating hours for each [*] period during the Period of Guarantee

4.	Engine maintenance action information, as requested.

Alternatively;

IAE is agreeable to the use of the Airbus performance model to estimate the total fuel consumption during the period of guarantee (using typical AAH A319 Aircraft and A320 Aircraft operating characteristics). Average cost of fuel to be agreed between IAE and AAH based on typical fuel costs in the appropriate area of operation during the period of guarantee. AAH shall notify IAE in writing of its selection prior to the end of the first settlement period.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

G.	Excess Fuel Consumption Credit Calculation

If at the end of each Period of Calculation the Fleet Average Fuel Consumption Deterioration exceeds the Guaranteed Rate, IAE will grant AAH a credit in respect to excess fuel consumption calculated in accordance with the following formula:

C = [*]

where:

C =	the amount of the credit in U.S. dollars

D =	the Fleet Average Fuel Consumption Deterioration (in percent)

GR =	the Guaranteed Rate

Y =	initial cruise fuel flow of new Eligible Engines expressed in U.S. gallons per hour to be established within [*] of start of operation (per ECM II program)

H =	the total of all flight hours flown by AAH’s Eligible Engines during that portion of the Period of Guarantee that the Guarantee level has been exceeded.

F =	The average net cost to AAH in U.S. Dollars per U.S. Gallon of aviation fuel consumed by AAH during the Period of Guarantee.

Credits, if any, will be issued to AAH’s account with IAE following calculations for the fifth, and tenth year of the Plan. If subsequent calculations show that a previous credit was insufficient, IAE will issue additional credits. In any event, AAH will not pay back any Credits provided under this Plan.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

III	DEFINITIONS AND GENERAL CONDITIONS

All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the Service Policy and the terms and conditions of this Plan, this Plan shall govern.

IV	SPECIFIC CONDITIONS

A.	The Guaranteed Rate is predicated on the use by AAH of:

[*]

B.	IAE and AAH acknowledge that, as of the date of this Contract, the current operations of the Grupo TACA Airlines do not give rise to a material variation in the Specific Conditions upon which the Guaranteed Rate is predicated. However, IAE reserves the right to make appropriate adjustments to the Guarantee Rate if there is, during the Period of Guarantee, a variation from the conditions upon which the Guaranteed Rate is predicated which results in a material change to IAE’s risk. In addition, the Guaranteed Rate shall no longer apply to any Engine that is no longer owned by AAH or operated by a Grupo Taca Airline. The methodology to be used in such case will be similar in all material respects to the methodology used in determining the original Guaranteed Rate [*], will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original Guaranteed Rate.

C.	In the event credits are issued under Section II, such credits will first to the extent reasonably required be dedicated to the procurement of Parts identified within a reasonable time aimed at correction of the situations contributing to excess Fuel Consumption. Accordingly, AAH and IAE will establish jointly the modifications or Parts to be selected, and AAH will incorporate the changes into Eligible Engines. Otherwise, such credits may be used to procure Supplies or services from IAE.

V	EXCLUSION OF BENEFITS

The intent of this Guarantee is to provide specified benefits to AAH as a result of the failure of Eligible Engines to achieve the fuel consumption retention level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AAH from any third-party. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AAH from any third-party, AAH may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-8

V2500 EXHAUST GAS TEMPERATURE GUARANTEE

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500 EXHAUST GAS TEMPERATURE GUARANTEE

I	INTRODUCTION

IAE assures AAH that during the [*], and during [*] the maximum stabilized takeoff exhaust gas temperature for each Eligible V2500 Engine will not exceed the Certified Limit. Under this Guarantee if it is confirmed that the Certified Limit has been exceeded, IAE will credit AAH’s account with IAE in the amount of [*]. For the purpose of this Guarantee, the Certified Limit is exceeded if the Engine will not achieve the specified engine pressure ratio for takeoff thrust without exceeding the Certified Limit for its Exhaust Gas Temperature.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee for each Eligible Engine will start on the date AAH initiates commercial operation of its first Aircraft powered by such Engine and will terminate when such Engine has completed [*].

B.	Eligible Engines

The Engines that will be Eligible under this Guarantee shall be installed and Spare Engines which are owned or operated by AAH which have been acquired new pursuant to the Contract to which this Guarantee is attached or the Aircraft Purchase Agreement. The Engines shall remain Eligible provided that AAH or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest V2500 Maintenance Management Plan for AAH.

C.	Restoration of Installed Engine

If during the Period of Guarantee, the maximum stabilized takeoff exhaust gas temperature of an Eligible Engine installed in an Aircraft operated by AAH exceeds the Certified Limit, AAH shall undertake on-wing Engine maintenance recommended by IAE, with technical assistance provided by IAE, to restore the performance of that Engine.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

D.	Calibration of Removed Engine

If the performance of an installed Eligible Engine cannot be restored by the maintenance recommended under Section II, Paragraph C, AAH shall promptly remove such Engine from the Aircraft and dispatch it at its cost for calibration in an IAE designated test cell. If such calibration verifies that the exhaust gas temperature of the Engine is not in excess of the Certified Limit or it is established that any excess is due to causes which are excluded by the General Conditions in Section III, then the cost of such test cell calibration and associated transportation will be borne by AAH.

E.	Credit Allowance

A credit of [*] will be granted by IAE for each event not meeting the requirements set forth in Section I of this guarantee and as verified by Section II, Paragraph D. above.

F.	Qualified Shop Visits

A Qualified Shop Visit is defined as any shop visit after which post-maintenance test results show that the post-repair Engine acceptance criteria, as outlined in the Maintenance Management Plan for AAH, has been met.

III.	SPECIFIC CONDITIONS

A.	The Guaranteed Rate is predicated on the use by AAH of:

[*]

B.	IAE and AAH acknowledge that, as of the date of this Contract, the current operations of Grupo TACA Airlines do not give rise to a material variation in the Specific Conditions upon which the Guaranteed Rate is predicated. However, IAE reserves the right to make appropriate adjustments to the Guarantee Rate if there is, during the Period of Guarantee, a variation from the conditions upon which the Guaranteed Rate is predicated which results in a material change to IAE’s risk. In addition, the Guaranteed Rate shall no longer apply to any Engine that is no longer owned by AAH or operated by a Grupo Taca Airline. The methodology to be used in such case will be similar in all material respects to the methodology used in determining the original Guaranteed Rate [*], will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original Guaranteed Rate.

C.	In the event credits are issued under Section II, such credits will first to the extent reasonably required be dedicated to the procurement of Parts identified within a reasonable time aimed at correction of the situations contributing to excess Engine Gas Temperature. Accordingly, AAH and IAE will establish jointly the modifications or Parts to be selected, and AAH will incorporate the changes into Eligible Engines. Otherwise, such credits may be used to procure Supplies or services from IAE.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

IV	DEFINITIONS AND GENERAL CONDITIONS

All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

V	EXCLUSION OF BENEFITS

The intent of this Guarantee is to provide specified benefits to AAH as a result of the failure of Eligible Engines to achieve the exhaust gas temperature level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AAH under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AAH from IAE or any third-party, AAH may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-9

[*]

*	[Four pages have been omitted in accordance with a request for confidential treatment.]

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-10

*	[Four pages have been omitted in accordance with a request for confidential treatment.]

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-11

V2500 FIRST RUN RELIABILITY GUARANTEE

*	[Four pages have been omitted in accordance with a request for confidential treatment.]

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-12

V2500 REMOTE SITE REMOVAL GUARANTEE

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

V2500 REMOTE SITE REMOVAL GUARANTEE

I	INTRODUCTION

IAE assures AAH that by the end of the [*] period commencing with AAH’s first commercial operation of Aircraft powered by V2500 Engines, the cumulative Remote Site Removal Rate will not exceed a Guaranteed Rate of [*] Eligible Engine flight hours. Under this Guarantee, if the cumulative Eligible Remote Site Removal Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit AAH’s account with IAE an amount of [*] for each Eligible Remote Site Removal determined to have been in excess of the Guaranteed Rate.

II	GUARANTEE

A.	Period of Guarantee

The Period of Guarantee will start on the date AAH initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate [*] from that date.

B.	Eligible Engines

The Engines that will be Eligible under this Guarantee shall be installed and Spare Engines which are owned or operated by AAH during the Period of Guarantee and which have been acquired new pursuant to the Contract to which this Guarantee is attached or the Aircraft Purchase Agreement. The Engines shall remain Eligible provided that AAH or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest V2500 Maintenance Management Plan for AAH.

C.	Eligible Remote Site Removals

Eligible Remote Site Removals shall be the removals of an Eligible Engine from an Aircraft at a Grupo Taca Airline line station, other than a Grupo Taca Airline main base, at which there is no serviceable V2500 Engine, which removal is determined to have been caused by a Failure of a Part of such Engine.

D.	Reporting of Remote Site Removals

Eligible Remote Site Removals shall be reported to IAE by AAH within [*] after the date of such Removal using IAE Form RSR Rev. 1. July 95 (or in a substantially similar format) together with such other information as may be needed to determine the Eligibility of the Removal.

Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Remote Site Removal, supporting information will be furnished.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by AAH within [*] after each month’s end to IAE on IAE Form RSR Rev. 1. July 95 unless other procedures are established for the reporting of flight hours.

E.	Credit Allowance Calculation

A credit of [*] will be granted by IAE for each Eligible Remote Site Removal determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty (60) days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Remote Site Removal records and Eligible Engine flight hour information have been reported to IAE.

Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against AAH’s account with IAE. Credits and debits will be applied to AAH’s account with IAE not later than thirty (30) days following a calculation for the second year and each subsequent year of the Guarantee Period, as applicable.

Credit Allowance = [*]

CRSR	= Total Eligible Remote Site Removals during the period of the calculation.

RSR	= [*] x total Engine flight hours accumulated on Eligible Engines during the period of the calculation.

(Note: RSR will be rounded to the nearest whole number)

III	DEFINITIONS AND GENERAL CONDITIONS

All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Remote Site Removals excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV	SPECIFIC CONDITIONS

A.	The Guaranteed Rate is predicated on the use by AAH of:

[*]

B.

IAE and AAH acknowledge that, as of the date of this Contract, the current operations of the Grupo TACA Airlines do not give rise to a material variation in the Specific Conditions upon which the Guaranteed Rate is predicated. However, IAE reserves the right to make appropriate adjustments to the Guarantee Rate if there is, during the Period of Guarantee, a variation from the conditions upon which the Guaranteed Rate

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

is predicated which results in a material change to IAE’s risk. In addition, the Guaranteed Rate shall no longer apply to any Engine that is no longer owned by AAH or operated by a Grupo Taca Airline. The methodology to be used in such case will be similar in all material respects to the methodology used in determining the original Guaranteed Rate (the MTBR model provided to AAH), will be that generally used by IAE for other operators, and shall not adversely impact nor improve IAE’s risk position from that which was undertaken by IAE with the original Guaranteed Rate.

C.	In the event credits are issued under Section II, such credits will first to the extent reasonably required be dedicated to the procurement of Parts identified within a reasonable time aimed at correction of the situations contributing to excess Remote Site Removals. Accordingly, AAH and IAE will establish jointly the modifications or Parts to be selected, and AAH will incorporate the changes into Eligible Engines. Otherwise, such credits may be used to procure Supplies or services from IAE.

V	EXCLUSION OF BENEFITS

The intent of this Guarantee is to provide specified benefits to AAH as a result of the failure of Eligible Engines to achieve the remote site removal level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AAH from any third-party. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AAH from any third-party, AAH may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

EXHIBIT D-13

*	[Two pages have been omitted in accordance with a request for confidential treatment.]

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.